Exhibit 10.27

Form: 07L Release: 4 ·5	LEASE New South Wales Real Property Act 1900	Leave this space clear. Affix additional pages to the top left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

	STAMP DUTY	Revenue NSW use only
(A)	TORRENS TITLE	Property leased PART folio identifiers 103/1044917A and 103/1044917B being Suite 2, Level 15, 388 George Street, Sydney NSW 2000
(B)	LODGED BY	Document Collection Box	Name, Address or DX, Telephone, and Customer Account Number if any	CODE L
Reference:

(C)	LESSOR	BROOKFIELD 388 LANDOWNER PTY LTD ACN 604 341 746 and IOF CUSTODIAN PTY LIMITED ACN 090 814 645

The lessor leases to the lessee the property referred to above.

(D)		Encumbrances (if applicable):

(E)	LESSEE	OPENMARKETS GROUP PTY LTD ACN 660 155 000
(F)		TENANCY:

(G)	1.	TERM	4 years

2.	COMMENCING DATE	1 July 2023

3.	TERMINATING DATE	30 June 2027

4.	With an OPTION TO RENEW for a period of	Three (3) years

set out in clause	27	of	Annexure A

5.	With an OPTION TO PURCHASE set out in clause	N.A.	of	N.A.

6.	Together with and reserving the RIGHTS set out inclause	N.A.	of	N.A.

7.	Incorporates the provisions or additional material set out in ANNEXURE(S)	A	hereto.

8.	Incorporates the provisions set out in	N.A.

No.	N.A.

9.	The RENT is set out in	item	No.	9	of	the Reference Schedule in Annexure A

All handwriting must be in block capitals.	1708

DATE

(H)	I certify that I am an eligible witness and that the lessor’s Certified correct for the purposes of the Real Property Act attorney signed this dealing in my presence. [See note* below].		Certified correct for the purposes of the 1900 by the lessor’s attorney who signed this dealing pursuant to the power of attorney specified.

	Signature of witness:		Signature of attorney:

	Name of witness:	SEE PAGE 76 OF ANNEXURE A	Attorney’s name:
	Address of witness:		Signing on behalf of:
			Power of attorney-Book: -No.:	______________

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company:
Authority:

Signature of authorised person:		Signature of authorised person:

Name of authorised person:	SEE PAGE 77 OF ANNEXURE A	Name of authorised person:
Office held:		Office held:

(I)	STATUTORY DECLARATION *

I

solemnly and sincerely declare that—

1.	The time for the exercise of option to	in expired lease No.	has ended; and

2.	The lessee under that lease has not exercised the option.

I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the Oaths Act 1900.

Made and subscribed at ___________________ in the State of New South Wales           on _____________________ in the presence of ___________________________________ of ________________________________________,

D Justice of the Peace (J.P. Number: _________________)	D Practising Solicitor

D Other qualified witness [specify]_________________________________________________________________,

# who certifies the following matters concerning the making of this statutory declaration by the person who made it:

1.	I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am satisfied that the person had a special justification for not removing the covering; and

2.	I have known the person for at least 12 months OR I have confirmed the person’s identity using an identification document and the document I relied on was a [Omit ID No.]

Signature of witness:	Signature of applicant:

* As the services of a qualified witness cannot be provided at lodgment, the declaration should be signed and witnessed prior to lodgment. # If made outside NSW, cross out the witness certification. If made in NSW, cross out the text which does not apply.

** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.

All handwriting must be in block capitals.	1708

THIS IS THE ANNEXURE “A” REFERRED TO IN THE LEASE BETWEEN BROOKFIELD 388 LANDOWNER PTY LTD ACN 604 341 746 AND IOF CUSTODIAN PTY LIMITED ACN 090 814 645 (LANDLORD) AND OPENMARKETS GROUP PTY LTD ACN 660 155 000 (TENANT)

DATED	2023

Contents

Reference Schedule		4

1.	Definitions and interpretation	7
2.	Length of this lease	12
3.	What the Tenant must pay the Landlord	13
4.	Goods and Services Tax	14
5.	Rent and Rent reviews	15
6.	Market review of Rent	16
7.	Outgoings	19
8.	Other money	23
9.	Security	26
10.	Tenant’s obligations generally	27
11.	The Tenant’s obligations concerning the Premises	29
12.	Environmental Obligations	36
13.	NABERS	39
14.	The Landlord’s rights and obligations	41
15.	Repairs or building work	43
16.	Work health and safety	44
17.	Cleaning the Premises	48
18.	Access Cards	48
19.	If the Building or Premises are damaged, destroyed, or resumed	49
20.	Risks and insurances	50
21.	Guarantee and indemnity	52
22.	Rules of the Building	55
23.	Breach of this lease	55
24.	Notices	57
25.	Other matters	58
26.	Limitation of liability	60
27.	Option	62
28.	Foreign Investment Approval	63
29.	Signage	63
Schedule 1 – Rules		64
Schedule 2 – Premises Plans		71
Schedule 3 – Hydraulic Licence Area		72

Reference Schedule

Item 1	Landlord

	Name:	Brookfield 388 Landowner Pty Ltd
	ACN:	604 341 746
	Notice details:	Level 19, 10 Carrington Street
Sydney NSW 2000
Attention: Asset Manager – 388 George Street

	Name:	IOF Custodian Pty Limited
	ACN:	090 814 645
	Notice Details:	Level 30, 420 George Street
Sydney NSW 2000
Attention: Portfolio Manager – 388 George Street

Item 2	Tenant

	Name	Openmarkets Group Pty Ltd
	ACN:	660 155 000
	Notice details:	Suite 2, Level 15, 388 George Street, Sydney NSW 2000
Email: Heidi.Mehl@openmarkets.group
Dan.Jowett@openmarkets.group
Nick.Hornstein@openmarkets.com.au
Attention: Heidi Mehl; Dan Jowett; Nick Hornstein

Item 3	Guarantor

Not applicable

Item 4	Premises (clause 1.1(35))

Suite 2, Level 15, 388 George Street, Sydney NSW 2000 as shown on the plan annexed at Schedule 3 and comprising 507 square metres as Lettable Area

Item 5	(a)	Building (clause 1.1(3))

388 George Street, Sydney NSW

	(b)	Land (clause 1.1(27))

The whole of the land comprised in folio identifiers 103/1044917A and 103/1044917B

Item 6	Term of lease (clause 1.1(54))

Four (4) years

Item 7	Commencement Date (clause 2.1)

1 July 2023

Item 8	Expiry Date (clause 2.1)

30 June 2027

Item 9	Rent (clause 5.1)

$633,750.00 per annum plus GST (being the amount calculated at the rate of $1,250 plus GST per square metre per annum)

Item 10	Rent Review dates and type of review (clause 5)

Review Date	Review Type

Each anniversary of the Commencement Date	Fixed percentage increase – 3.75%

Commencement of Further Term	Market Review

Each anniversary of the commencement of the Further Term	Fixed Percentage Increase – 3.75%

Item 11	Tenant’s share of Outgoings (clause 7)

1.240% (subject to adjustment under clause 7.5)

Item 12	(a)	Bank Guarantee

Yes

(b)	Bank guarantee amount (clause 9.1(1))

The amount equivalent to six months’ Rent, Tenant’s Share of Outgoings, Cleaning Charge and all recurrent charges payable under any Related Agreement (plus GST on each of those amounts) payable in the second year of the Term being a total of $426,883.87 at the Commencement Date.

Item 13	Redecoration date(s) (clause 11.10)

Not applicable

Item 14	Use of Premises (clause 11.1)

Commercial offices

Item 15	Public liability insurance amount (clause 20.1)

$20 million

Item 16	Interest rate (clause 3.2)

The standard overdraft customer rate of the Commonwealth Bank of Australia on the due date.

Item 17	Building Hours (Rule 3.1)

(a)	Monday to Friday

8.00 am to 6.00 pm

(b)	Saturday, Sunday and public holidays

Not applicable

Item 18	After Hours (Rule 3.4)

(a)	Monday to Friday

6.00 pm to 8.00 am

(b)	Saturday, Sunday and public holidays

All hours

Item 19	After Hours Air Conditioning (clause 8.3)

$37 per hour exclusive of GST as at the Commencement Date.

Deed dated

Parties	Brookfield 388 Landowner Pty Ltd ACN 604 341 746 of Level 19, 10 Carrington Street, Sydney NSW 2000 and IOF Custodian Pty Limited ACN 090 814 645 of Level 30, 420 George Street, Sydney NSW 2000 (Landlord)

Openmarkets Group Pty Ltd ACN 660 155 000 of Suite 2, Level 15, 388 George Street, Sydney NSW 2000 (Tenant)

Introduction

A.	The Landlord is the registered proprietor of the Land.

B.	The Landlord leases to the Tenant the Premises on the terms and conditions set out in this lease.

C.	The Landlord leases the Premises to the Tenant for the Term beginning on the Commencement Date.

D.	The Landlord grants to the Tenant a non-exclusive licence to use the Common Area during the Term beginning on the Commencement Date.

It is agreed

1.	Definitions and interpretation

1.1	Definitions

In this lease:

(1)	After Hours means the hours set out in Item 18 of the Reference Schedule or such other hours as the Landlord nominates.

(2)	Authority means any federal, state or local government or statutory, public or other authority or body, corporation or similar entity.

(3)	Building means the building specified in Item 5(a) of the Reference Schedule and all other improvements (other than the Tenant’s Property) on the Land and where the context permits, includes the Land. It is constructed on the Land. It also includes the Premises, Common Area, buildings, structures and property the Landlord owns or controls and any car parks, external grounds and other areas on the Land and includes any additions and alterations to the Building.

(4)	Building Energy Act means the Building Energy Efficiency Disclosure Act 2010 (Cth).

(5)	Building Energy Efficiency Certificate has the meaning given in section 13 of the Building Energy Act.

(6)	Building Hours means the hours in Item 17 of the Reference Schedule or such other hours as the Landlord nominates.

(7)	Business Day means any day that is not a Saturday, Sunday or gazetted public holiday in the State.

(8)	Cleaning Charge means the amount notified by the Landlord from time to time as the cost of cleaning (which may include internal window cleaning) and providing rubbish removal for the Premises.

(9)	Cleaning Charge Day means the Commencement Date and then the first day of each subsequent month.

(10)	Clean Energy Law means any current law or regulation, scheme or arrangement that has been passed or may be passed at any time as contemplated by, as a consequence of, or in connection with any law which has as one of its purposes the reduction, limitation, cessation, prevention, offsetting or management of greenhouse gas emissions or concentrations, pollution, the production of clean energy an any emissions trading scheme.

(11)	Commencement Date means the date in Item 7 of the Reference Schedule, which is also specified as the ‘commencing date’ on the front page of this lease.

(12)	Common Area means those areas of the Building and the Land which the Landlord provides from time to time for common use. It can include gardens, car parks, footpaths, access ways, entrances, stairs, elevators, toilets, loading docks and transport interchanges.

(13)	Condition Report means the condition report exhibited as “Exhibit A” to this Lease;

(14)	Corporations Act means the Corporations Act 2001 (Cth).

(15)	Current Effective Market Rental means the current annual effective market rental for the Premises that is calculated by allowing any discount on account of any incentives or benefit applicable to any other leases when considering comparable rents.

(16)	Current Face Market Rental means the current annual face market rental for the Premises that is calculated having regard only to comparable face rents, and not allowing any discount on account of any incentives or benefit applicable to any other leases when considering comparable rents.

(17)	Current Market Incentive means that percentage or proportion applied to the face rent payable during the first year of a lease which, when multiplied by the number of years in the term of that lease, represents the current market incentive being offered or otherwise made available by lessors to sitting lessees of comparable premises on the renewal of those leases.

(18)	Disputed Items has the meaning given to that term in clause 6.4.

(19)	Environmental Management Plan means the Landlord’s environmental management plan, if any, for the Building.

(20)	Excluded Tenant means any entity which the Landlord has agreed with another tenant of the Building must not occupy or use the Building or be granted a lease or licence of part of the Building.

(21)	Expiry Date means the date in Item 8 of the Reference Schedule, which is also specified as the ‘terminating date’ on the front page of this lease.

(22)	Financial Year means 1 July to 30 June or any other period nominated by the Landlord. The Landlord may nominate different periods for different purposes.

(23)	Further Term has the meaning given to that term in clause 27.1(1).

(24)	Guarantor means the party (if any) specified as Guarantor in Item 3 of the Reference Schedule.

(25)	Incentive Component means the amount determined as IC in the following formula:

IC = R x CMI x Y

where:
R	=	the Rent in the first year of the Further Term (as agreed or determined in accordance with clause 6);
CMI	=	Current Market Incentive; and
Y	=	the number of years in the Further Term.

(26)	Item means an item in the Reference Schedule.

(27)	Land means the land specified in Item 5 of the Reference Schedule together with any adjoining or nearby land that the Landlord at any time includes in or uses for the purposes of the Building.

(28)	Landlord means the person specified as Landlord in Item 1 of the Reference Schedule and where the context permits, includes the Manager, the Landlord’s employees and any other persons the Landlord authorises.

(29)	Landlord’s Property means all plant, equipment, fixtures and fittings, furniture, furnishings and other property the Landlord provides in the Premises.

(30)	Lettable Area means the net lettable area calculated by the Landlord’s surveyor in accordance with clause 1.4 of this lease.

(31)	Manager means any manager the Landlord appoints from time to time in respect of the Building and where the context permits, includes the Manager’s employees or any person the Manager authorises.

(32)	Outgoings is defined in clause 7.2.

(33)	PPSA means the Personal Property Securities Act 2009 (Cth).

(34)	PPS Lease has the meaning given by section 13 of the PPSA.

(35)	Premises means the premises specified in Item 4 of the Reference Schedule and shown in the plans attached at Schedule 2, and includes the Landlord’s Property. It includes the area:

(a)	from the upper surface of the floor (under any floor covering) to the upper surface of the ceiling grid (excluding any area of the kind commonly known as a ‘ceiling cavity’);

(b)	to the median surface of internal walls (behind any paint or wall covering or recessed fitting); and

(c)	to the inside surface of any external wall or window.

(36)	Premises Plans means the plans attached at Schedule 2.

(37)	Prohibited Assignee means:

(a)	an Authority;

(b)	a trustee or a legal entity constituting or representing a political party or a religious organisation;

(c)	an embassy, consulate or trade commission office of a foreign country;

(d)	a person engaged or involved in the provision of education services or products;

(e)	educational users; or

(f)	any Excluded Tenant.

(38)	Reference Schedule means the part of this lease described as Reference Schedule.

(39)	Related Agreement means any car parking, storage, signage, naming rights or other licence, incentive agreement or fitout deed or any other licence, agreement or deed entered into by the Landlord and the Tenant in association with this lease, the Premises, the Building or the Land.

(40)	Related Body Corporate has the same meaning as given to that term under Section 50 of the Corporations Act.

(41)	Rent means the amount in Item 9 of the Reference Schedule varied as set out in clause 5.

(42)	Rent Day means the first day of each calendar month.

(43)	Reputable Insurer means an insurer with a minimum financial strength rating by Standard & Poors of A-, or an equivalent rating from another recognised rating agency.

(44)	Review Date means each date specified in Item 10.

(45)	Rules means the rules of the Building. At the Commencement Date it means the rules in Schedule 1. The Landlord may change those rules at its sole discretion from time to time in accordance with clause 22.

(46)	Security means any or all of:

(a)	a charge, mortgage, lien or pledge; or

(b)	a security interest within the meaning of the PPSA.

(47)	Services means the services provided to or for the benefit of the Building, including electricity, gas, water, sewerage, lifts, escalators, toilets, loading docks, storage areas, air- conditioning, sprinkler systems, fire protection and control, essential services, security equipment, rubbish storage and removal and communication together with all plant and equipment relating to those services and includes services provided by the Landlord, Authorities and others.

(48)	Site Induction Manual means the site induction manual (if any) of the Landlord for the Building.

(49)	State means the State or Territory of Australia in which the Building is located.

(50)	Tenant means the party specified as Tenant in Item 2 of the Reference Schedule and where the context permits, includes the Tenant’s employees, agents, customers and any other persons the Tenant allows on the Premises or in the Building.

(51)	Tenant Fitout Design Criteria means the Landlord’s Tenant Fitout Design Criteria from time to time for the Building.

(52)	Tenant’s Property means all property on the Premises, which is not Landlord’s Property, and includes anything installed or placed in or on the Premises by or for the Tenant (whether financed or not) and includes the Tenant’s stock, equipment, fixtures, fittings and signage (if any).

(53)	Tenant’s Share means the percentage in Item 11 of Reference Schedule as varied under clause 7.5.

(54)	Term means the period in Item 6 of the Reference Schedule and where the context permits includes any over-holding under clause 2.2.

(55)	WHS means work, health and safety.

(56)	WHS Law means the Work Health & Safety Act 2011 (NSW) and the Work Health & Safety Regulation 2017 (NSW).

(57)	Work means any work in relation to the Premises carried out by or on behalf of the Tenant (including by or on behalf of any sub-tenant or licensee), including ‘construction work’ and a ‘construction project’ as those terms are defined in the WHS Law.

1.2	Interpretation

In this lease, unless the contrary intention appears:

(1)	words or expressions used in this lease, which are defined in the A New Tax System (Goods and Services Tax) Act 1999 (Cth), have the same meaning in this lease;

(2)	headings are for ease of reference and do not affect the meaning of this lease;

(3)	the singular includes the plural and vice versa and a gender includes another gender;

(4)	other grammatical forms of defined words have corresponding meanings;

(5)	a reference to:

(a)	the Reference Schedule or Rules; or

(b)	a clause, paragraph, schedule, or annexure, is to:

(c)	the Reference Schedule or Rules in;

(c)	a clause or paragraph of; or

(d)	a schedule or annexure to,

this lease;

(6)	a reference to this lease includes the Reference Schedule, Rules and any other schedule or annexure;

(7)	a reference to this lease or any other document includes a reference to it as novated, altered or replaced;

(8)	a reference to anything is a reference to the whole and each part of it;

(9)	a reference to a party includes a reference to that party’s executors, administrators, successors and permitted assigns;

(10)	words importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies;

(11)	a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(12)	an agreement, representation, covenant or warranty in favour of two or more persons is in favour of them jointly and severally;

(13)	in the case of the Tenant and the Guarantor, an agreement, representation, covenant or warranty made by two or more persons binds them jointly and severally;

(14)	in the case of the Landlord, an agreement, representation, covenant or warranty made by two or more persons binds them severally; and

(15)	including (in any form) or such as when introducing a list of items does not limit the meaning of the word to which the list relates to those items or to items of a similar kind.

1.3	Governing law

(1)	The law of the State governs this lease.

(2)	The implied covenants under sections 84, 84A, 85 and 86 of the Conveyancing Act 1919 (NSW) are excluded from and do not apply to this lease.

(3)	In this lease words used in any of the forms of words in the first column of Part 2 of Schedule 4 to the Conveyancing Act 1919 (NSW) do not apply to this lease.

(4)	Unless application is compulsory by law, no statute, ordinance, proclamation, order, regulation or moratorium present or future applies to this lease so as to prejudicially affect any rights, powers, remedies or discretions given to the Landlord.

1.4	Measurement

Where this lease provides for an area to be measured, the area will be calculated by the Landlord’s surveyor according to the 2008 method of measurement adopted by the Property Council of Australia. A certificate from the Landlord as to an area is binding on the parties except in the case of manifest error.

2.	Length of this lease

2.1	Starting and ending

This lease begins on the Commencement Date. It ends at midnight on the Expiry Date.

2.2	Hold over

If the Tenant continues to occupy the Premises with the Landlord’s approval after the Expiry Date, the Tenant does so on the same terms as at the Expiry Date, except that:

(1)	the Rent for the tenancy will be increased by 5% on the day after the Expiry Date and on each anniversary of the day after the Expiry Date; and

(2)	the Landlord or the Tenant may end the tenancy on any day by giving at least one month’s to the other.

3.	What the Tenant must pay the Landlord

3.1	What the Tenant must pay the Landlord

The Tenant must pay the Landlord on time the Rent, the Tenant’s Share of Outgoings, the Cleaning Charge and any other money the Tenant owes the Landlord by electronic funds transfer.

3.2	The Landlord may charge interest if the Tenant is late

(1)	If the Tenant is late in paying the Landlord any money, the Landlord may charge daily interest on it at a rate equal to 2% above the rate specified in Item 16 of the Reference Schedule.

(2)	The Landlord calculates the interest on any unpaid money on each day from the day the unpaid money was due to be paid until the day it is paid in full and on the last day of each month, the Landlord adds the interest to the unpaid money, and charges interest on the total amount.

3.3	Adjustments, errors

(1)	Where any money the Landlord charges the Tenant is calculated using a time period, and this lease starts or ends during that time period, the Landlord must make any necessary proportional adjustment.

(2)	If either the Tenant or the Landlord proves an error in any money charged, the Landlord must correct it and make any necessary adjustment in the Tenant’s next monthly statement (or as soon as possible if this lease has expired).

(3)	Expiry or termination of this lease does not affect:

(a)	the Tenant’s obligations:

(i)	to make payments under this lease for periods before or after then; or

(ii)	to give information to the Landlord to enable it to calculate those payments; or

(b)	the Landlord’s obligations to account to the Tenant for any overpayment made in advance.

3.4	Payment without deduction

(1)	The Tenant must make payments under this lease without set-off, counterclaim, withholding or deduction.

(2)	The Landlord need not make demand for any amount payable by the Tenant unless this lease says that the demand must be made.

4.	Goods and Services Tax

4.1	Consideration is GST exclusive

Any consideration to be paid or provided for a supply made under or in connection with this lease, unless specifically described in this lease as ‘GST inclusive’, does not include an amount on account of GST.

4.2	Gross up of consideration

Despite any other provision in this lease, if a party (Supplier) makes a supply under or in connection with this lease on which GST is imposed (not being a supply the consideration for which is specifically described in this lease as GST inclusive):

(1)	the consideration payable or to be provided for that supply under this lease but for the application of this clause (GST exclusive consideration) is increased by, and the recipient of the supply (Recipient) must also pay to the Supplier, an amount equal to the GST payable on the supply (GST Amount); and

(2)	the GST Amount must be paid to the Supplier by the Recipient without set off, deduction or requirement for demand, at the same time as the GST exclusive consideration is payable or to be provided or, if later, within 10 Business Days after a tax invoice is provided to the Recipient for the relevant supply and GST Amount.

4.3	Reimbursements (net down)

If a payment to a party under this lease is a reimbursement or indemnification, calculated by reference to a loss, cost or expense incurred by that party, then the payment will be reduced by the amount of any input tax credit to which that party, or the representative member of the GST group of which that party is a member, is entitled for that loss, cost or expense.

4.4	Tax invoices

The Recipient need not make a payment of the GST Amount for a taxable supply made under or in connection with this lease until the Supplier has given the Recipient a tax invoice for the supply to which the payment relates.

4.5	Adjustments

If an adjustment event occurs in relation to a taxable supply made under or in connection with this lease then the consideration payable in respect of the supply shall also be adjusted as follows:

(1)	if the adjustment event gives rise to an increase in the GST payable by the Supplier in relation to the supply a payment equal to that increase will be made by the Recipient to the Supplier; and

(2)	if the adjustment event gives rise to a decrease in the GST payable by the Supplier in relation to the supply payment equal to that decrease will be made by the Supplier to the Recipient.

Any payment that is required under this clause 4.5 will be made within 10 Business Days after the issuing of an adjustment note or an amended tax invoice, as the case may be. If the adjustment event gives rise to an adjustment, the Supplier must issue an adjustment note to the Recipient within a reasonable period after the Supplier becomes aware of the adjustment event.

5.	Rent and Rent reviews

5.1	Tenant to pay

(1)	The Tenant must pay to the Landlord:

(a)	an amount equivalent to two twelfths of the annual Rent on the Commencement Date; and

(b)	following the Commencement Date, the Rent by equal monthly instalments in advance on or before each Rent Day,

with the intent that each instalment of Rent must be paid two months in advance.

(2)	Each instalment is to be one twelfth of the Rent but if an instalment period is less than one month, the instalment for that period is apportioned on a daily rate for the relevant lease year.

5.2	Overview of Rent review process

Item 10 of the Reference Schedule has two columns, Review Date and review type. The Review Date column indicates either:

(1)	the date on which the Rent is to be reviewed; or

(2)	the lease year of the Term, the first day of which is the date on which the Rent is to be reviewed.

The review type column indicates the type of review applicable for each Review Date.

The Rent varies on the date, or on the first day of each lease year of the Term, specified in the Review Date column in the manner specified in the review type column for that Review Date.

5.3	Percentage increase

If Item 10 of the Reference Schedule specifies a “Fixed Percentage Increase” for a particular Review Date, the Rent is increased by the specified percentage on the relevant Review Date.

5.4	Market review

If Item 10 of the Reference Schedule specifies Market for a particular Review Date, then clause 6 will apply.

5.5	Rent until determination

If the Rent to apply from any Review Date is not determined before that Review Date, then:

(1)	until it is determined, the Tenant must continue paying instalments of Rent at the rate applicable before that Review Date; and

(2)	on the next date for payment of Rent after the reviewed Rent is determined:

(a)	if the Rent increases the Tenant must pay any shortfall for the period from the Review Date until the next Rent Day and interest on that shortfall at the rate specified in Item 16 of the Reference Schedule; and

(b)	if the Rent decreases the Landlord must credit to the Tenant any overpayment by the Tenant for the period from the Review Date until the next Rent Day.

6.	Market review of Rent

6.1	Landlord’s assessment of annual market rent

(1)	For any Review Date for which a Market Review applies, the Landlord may give the Tenant a notice stating the Landlord’s assessment of either (at the election of the Landlord acting in its sole discretion):

(a)	the Current Face Market Rental and Current Market Incentive; or

(b)	the Current Effective Market Rental.

on the relevant Review Date (the Landlord’s Market Rent Assessment Notice).

(2)	The notice may be given on or prior to the Review Date and no earlier than the date which is six months before the Review Date.

(3)	Subject to the election made by the Landlord pursuant to clause 6.1(1):

(a)	the Current Face Market Rental and Incentive Component; or

(b)	the Current Effective Market Rental,

from and including the relevant Review Date is to be the amount decided under this clause 6 (as applicable).

6.2	If Tenant disputes Landlord’s assessment

(1)	If the Tenant wants to dispute the Landlord’s Market Rent Assessment Notice, the Tenant must give a dispute notice to the Landlord within 10 Business Days after the Landlord gives its notice (Tenant’s Dispute Notice), time being of the essence.

(2)	The Tenant’s Dispute Notice must:

(a)	be in writing; and

(b)	must state the Tenant’s assessment of:

(i)	the Current Face Market Rental and Current Market Incentive; or

(ii)	the Current Effective Market Rental,

(as relevant) and provide supporting evidence as to the basis for the Tenant’s assessment. If the Tenant disputes either the Current Face Market Rental or the Current Market Incentive, the Tenant is deemed to dispute both the Current Face Market Rental and the Current Market Incentive.

6.3	If Tenant doesn’t dispute notice on time

If the Tenant does not give a Tenant’s Dispute Notice on time, time being of the essence, from and including the relevant Review Date:

(1)	the Current Face Market Rental and Current Market Incentive; or

(2)	the Current Effective Market Rental,

(as relevant) will be the amount or amounts stated in the Landlord’s Market Rent Assessment Notice.

6.4	Disputes over Rent review (negotiation)

If the Tenant gives a Tenant’s Dispute Notice on time, the parties must negotiate in good faith in order to agree on the matters disputed in the Tenant’s Dispute Notice (Disputed Items). If the parties cannot agree within 20 Business Days (or any other period agreed by the parties) of the giving of the Tenant’s Dispute Notice then the Disputed Items are decided under clause 6.5.

6.5	Disputes over Rent review (determination)

If:

(1)	the Current Face Market Rental and Current Market Incentive; or

(2)	the Current Effective Market Rental,

(as relevant) are to be decided under this clause 6.5, the Disputed Items are to be decided by a valuer who:

(3)	is nominated by the Landlord and approved by the Tenant or, if the Tenant does not approve a nomination within 10 Business Days after the end of the month referred to in clause 6.4, then that valuer is to be nominated at either party’s request by the president of the State division of the Australian Property Institute Inc;

(4)	is a full member of at least 5 years’ standing of the Australian Property Institute Inc who has during that time been actively engaged in valuing commercial office premises in commercial office buildings in the market in which the Premises are situated;

(5)	must be instructed to:

(a)	determine the Current Face Market Rental and Current Market Incentive, or the Current Effective Market Rental (as relevant), payable by the Tenant on and from the relevant Review Date;

(b)	assume that:

(i)	the Tenant and the Landlord have observed all the terms of this lease;

(ii)	the Tenant will occupy the Premises on the terms of this lease;

(iii)	if any part of the Building or the Premises has been damaged or destroyed, that part of the Building or the Premises will be fully repaired and restored by the relevant Review Date;

(iv)	the Premises are vacant and available for immediate occupation and use as at the relevant Review Date; and

(v)	the parties are a willing but not anxious landlord and tenant;

(c)	disregard:

(i)	any value attaching to the Tenant’s Property, alterations or fitout made by the Tenant during the Term of this lease;

(ii)	the goodwill of the Tenant’s business;

(iii)	the costs of the Tenant vacating the Premises and moving to alternative premises;

(iv)	any deleterious condition of the Premises arising from the Tenant breaching any term of this lease;

(v)	the existence and terms and any rent or licence fees payable under any subleases or licences of the Premises or any other premises;

(d)	have regard to:

(i)	the use of Premises as listed in Item 14;

(ii)	the provisions of this lease (including if applicable how those terms are varied for the Further Term);

(iii)	any additional licence, signage or access rights granted to this Tenant either under this lease or any Related Agreement;

(iv)	if determining the Current Face Market Rent, current face market rent values of new tenancies of vacant premises, of rent reviews under current tenancies of premises and of renewals of existing tenancies of premises comparable to the Premises;

(v)	if determining the Current Market Incentive, any incentives, inducements, rent moratoriums or any other allowances provided to lessees or other occupiers of comparable premises and the value of any incentive provided by the Landlord to the Tenant to enter into this lease; and

(e)	make the determination on a floor by floor basis if the Tenant leases more than one floor in the Building;

(f)	call for submissions from the parties within 2 Business Days after being appointed and, if written submissions are received from the parties within 10 Business Days after the date on which submissions are called for, consider those written submissions; and

(g)	give a written determination of its assessment of the Disputed Items, within 20 Business Days after being appointed, setting out what was taken into account, what was disregarded, their respective weightings and any other adjustments.

(6)	The parties agree that:

(a)	the valuer acts as an independent expert and not as an arbitrator and whose decision is final and binding; and

(b)	the Disputed Items will be the amounts decided by the valuer in accordance with this clause 6.5.

6.6	Valuer’s costs

The valuer’s costs and the costs (if any) of the Australian Property Institute Inc of appointing the valuer must be shared equally between the parties. If the Tenant does not pay its share, the Landlord may pay this amount and recover it from the Tenant as arrears of Rent.

7.	Outgoings

7.1	The Tenant must pay the Tenant’s Share of Outgoings

The Tenant must pay the Landlord the Tenant’s Share of Outgoings for the Building.

7.2	Outgoings

Outgoings means all money paid or payable by the Landlord concerning the Land and the Building, including:

(1)	rates, assessments or other fees, levies or charges (for example: council rates, water rates, sewerage rates, fire services levies and parking charges);

(2)	taxes, including land tax, but excluding:

(a)	capital gains tax; and

(b)	any GST payable in respect of this lease;

(3)	owner’s corporation levies and charges;

(4)	insurance against all risks concerning the Land, the Building, the Landlord and the Manager, including:

(a)	insurance of the Building against all usual risks to the full reinstatement value and the cost of removal and disposal of debris, consultants’ fees and any fire extinguishment costs;

(b)	industrial special risks (including glass);

(c)	public liability;

(d)	workers’ compensation;

(e)	machinery breakdown;

(f)	loss of rent; and

(g)	any other insurance the Landlord considers appropriate, and including premiums and any excess amounts;

(5)	costs in connection with:

(a)	cleaning the Common Area and other non lettable parts of the Land and the Building;

(b)	cleaning the exterior of the Building;

(c)	rubbish, sullage and sanitary storage and removal; and

(d)	controlling pests and vermin;

(6)	costs in connection with:

(a)	providing and caring for indoor and outdoor plants in the Land and the Building; and

(b)	indoor and outdoor gardening and landscaping at the Land and the Building and areas near it;

(7)	costs in connection with providing, maintaining, repairing and managing the car park at the Land and the Building, including:

(a)	signage;

(b)	surfacing;

(c)	supervision;

(d)	traffic regulation; and

(8)	Authority levies, charges and other fees;

(9)	costs in connection with the Services, including:

(a)	providing, maintaining, repairing (including replacing parts and components associated with repair and the fees payable to specialist consultants and contractors), testing and (where applicable) replacing the Services;

(b)	providing electricity to the Common Area and electricity, water or gas to the other Services; and

(c)	any increases in charges for Services arising in connection with the Clean Energy Law;

(10)	costs in connection with repairing, maintaining, redecorating and enhancing the Building;

(11)	costs in connection with supplying, maintaining, repairing and replacing all signs, including:

(a)	directory boards in the Building;

(b)	signs and directional signage in or near the Land and the Building; and

(c)	fees, rent and other charges payable for erecting, maintaining, repairing or replacing signage, whether in the Building, on the Land or elsewhere, that promotes or advertises the Building;

(12)	costs the Landlord incurs for the management and operation of the Building, including:

(a)	wages, payroll taxes, superannuation contributions and long service leave payments;

(b)	uniforms;

(c)	legal costs and other professional charges;

(d)	audit costs;

(e)	the cost of provision of a management office and related equipment; and

(f)	the fees paid to managing agents for the management and operation of the Building including a property management and a facilities management fee;

(13)	costs of running the Land and the Building, including:

(a)	the public address system;

(b)	security;

(c)	caretaking and concierge; and

(d)	fire protection;

(14)	costs of acquiring any permits, licences, authorities, consents, approvals, requirements, allowances or credits required to be obtained or considered by the Landlord (acting reasonably) to be necessary or beneficial under or for the purposes of the Clean Energy Law;

(15)	all costs incurred in connection with maintaining items in the Building in order to:

(a)	comply with the Clean Energy Law;

(b)	reduce or minimise direct or indirect greenhouse gas emissions;

(c)	reduce or minimise usage charges for Services; and/or

(d)	reduce or minimise the cost of acquiring any units, permits, licences, authorities, consents, approvals, requirements, allowances or credits required or considered by the Landlord (acting reasonably) necessary or beneficial under or for the purposes of the Clean Energy Law;

(16)	costs of:

(a)	carrying out safety and environmental audits in respect of the Land or the Building;

(b)	the environmental management of the Building, including:

(i)	preparation, implementation and amendment of the Environmental Management Plan; and

(ii)	monitoring energy consumption, waste and water consumption; and

(c)	complying with the requirements of any Authority regarding any energy efficiency disclosure obligations in relation to the Land and Building, including all costs incurred in obtaining and providing a Building Energy Efficiency Certificate and otherwise complying with the Landlord’s obligations under the Building Energy Act; and

(17)	any other money paid or payable by the Landlord in respect of the Land and the Building.

Outgoings do not include:

(18)	capital and structural costs of the Building; and

(19)	any expenses that the Landlord is not permitted by law to recover from the Tenant.

7.3	Estimates of Outgoings

(1)	The Landlord must give the Tenant the Landlord’s estimate of the Outgoings for each Financial Year of this lease.

(2)	At least 20 Business Days before the start of each Financial Year, the Landlord must give the Tenant the Landlord’s estimate of the Outgoings for the next Financial Year.

(3)	The Tenant must pay the Landlord the Tenant’s Share of the estimated Outgoings in equal monthly instalments, in advance, on or before the first day of each month.

(4)	Failure by the Landlord to provide an estimate on time does not affect the Tenant’s obligation to pay the Tenant’s Share of estimated Outgoings.

(5)	If the Landlord’s estimate of Outgoings has not been provided to the Tenant before the first instalment of Tenant’s Share of estimated Outgoings in a new Financial Year is due:

(a)	until the Landlord’s estimate is provided to the Tenant, the Tenant must continue to pay instalments on account of the Tenant’s Share of estimated Outgoings equal to those last payable in the previous Financial Year; and

(b)	once the Landlord’s estimate has been provided to the Tenant, the Tenant must pay the difference between what it has paid under clause 7.3(5)(a) and what it should have paid if the Landlord’s estimate had been provided before the start of that Financial Year.

(6)	The Landlord may revise an estimate of the Outgoings for a Financial Year by giving the Tenant a notice and the Tenant must then pay the revised amount.

7.4	Accounting for Outgoings

(1)	After the end of each Financial Year, the Landlord must give the Tenant a statement of the Outgoings for the previous Financial Year.

(2)	If the Tenant’s Share of the actual Outgoings is greater than the Tenant’s Share of the estimated Outgoings paid, the Tenant must pay the Landlord any difference with the Tenant’s next monthly payment. If it is less, the Landlord must credit the Tenant with this in the next monthly statement or refund the difference.

7.5	Tenant’s Share

(1)	From and including the date that the Landlord is satisfied that the Lettable Area of the Building or the Premises or both is varied, the Landlord may elect to vary the percentage in Item 11 of the Reference Schedule to become the proportion (expressed as a percentage) obtained by dividing the Lettable Area of the Premises by the Lettable Area of the Building on that date.

(2)	If an Outgoing benefits part of the Building only, the Landlord may, in the Landlord’s discretion (acting reasonably), calculate the Tenant’s Share of that Outgoing based on the Lettable Area of the Premises as a proportion of the Lettable Area of the Building that benefits from the Outgoing.

(3)	If the Building or the Land has sections which are used for purposes in addition to commercial office premises, the Landlord may, in the Landlord’s discretion apportion an Outgoing which benefits both sections as the Landlord, acting reasonably, thinks fit.

8.	Other money

8.1	The Tenant must pay for Services to the Premises

(1)	The Tenant must pay on time for all Services supplied to the Premises, including electricity, water, gas and telephone. If the Premises are not separately metered for electricity, the Tenant must install an appropriate meter at its own cost.

(2)	The Tenant must pay on time or reimburse the Landlord on demand for all rates, taxes, assessments and other charges (for example: pedestal charges and signage levies) that are or may be assessed, charged, levied or imposed on the Premises or that relate to the Premises or arise out of the Tenant’s use of the Premises.

(3)	If the Landlord provides a Service, the Landlord may charge a reasonable fee for reading any meter relating to that Service (unless the cost of reading the meter is already covered by the charge for that Service).

8.2	Electricity for the Premises

(1)	This clause 8.2:

(a)	deals with the manner in which the Tenant may purchase electricity for use in or in relation to the Premises; and

(b)	applies to the extent permitted by law (i.e. if any part of this clause 8.2 is contrary to or inconsistent with the laws applying in the State, those laws prevail and this clause will be read down accordingly).

(2)	The Tenant can choose to purchase electricity for use in the Premises from either an electricity retailer selected by the Tenant or from the Landlord in accordance with this clause 8.2.

(3)	If the Tenant chooses to purchase electricity from an electricity retailer or the Landlord is not required to, and does not, offer to sell electricity, the Tenant must:

(a)	make its own arrangements to purchase electricity for use in the Premises from an electricity retailer of its choice; and

(b)	use its best endeavours to ensure that its electricity retailer provides information reasonably requested by the Landlord (or its embedded network manager) about the Tenant’s consumption of electricity at the Premises; and

(c)	bear the cost of installing or replacing any electricity metering to permit the Tenant to purchase electricity for the Premises from its electricity retailer.

(4)	If the Landlord offers to on-sell electricity to the Tenant and the Tenant accepts that offer:

(a)	the Tenant must pay the Landlord for the electricity used in the Premises at the:

(i)	same rate as the Tenant would have paid for that consumption if it had purchased electricity directly from the Landlord’s electricity retailer; or

(ii)	rate determined in accordance with clause 8.2(5);

(b)	if the Tenant does not pay on time and the Landlord complies with all relevant requirements under the law of the State:

(i)	the Landlord may disconnect the electricity supply to the Premises; and

(ii)	the Tenant must pay the cost of that disconnection and/or any subsequent reconnection;

(c)	the Landlord may require the Tenant to enter into an electricity sale agreement with the Landlord in the standard form used by the Landlord for the Building at that time; and

(d)	the Landlord may elect at any time on 1 month’s written notice to the Tenant to cease selling electricity to the Tenant (provided that the Tenant is able at that time to purchase electricity for the Premises from an electricity retailer) and in this case, the Tenant must make its own arrangements to purchase electricity for the Premises from an electricity retailer before the end of the notice period.

(5)	Before entering into an agreement with an electricity retailer for the sale and purchase of electricity for the Premises, the Tenant must notify the Landlord of the rate and price adjustment terms offered in writing by the electricity retailer to the Tenant in respect of the Premises. The Tenant must then give the Landlord 10 Business Days to make a matching offer to the Tenant.

(6)	Whether the Tenant purchases electricity from the Landlord or from an electricity retailer:

(a)	the Landlord will give the Tenant access to and use of the internal electricity distribution network for the Building (including any relevant meters) subject to the Tenant complying with any reasonable requirements which the Landlord may impose; and

(b)	the Tenant must reimburse the Landlord for the portion of the external electricity distribution network charges that are attributable to the Tenant’s consumption of electricity for the Premises and are not otherwise being recovered by the Landlord from the Tenant.

(7)	The Landlord:

(a)	will not be liable for any direct or indirect loss or damage incurred by the Tenant as a result of the Landlord’s failure to supply electricity to the Tenant under this lease, except if that failure to supply is a result of the Landlord’s wilful default; and

(b)	excludes all implied conditions and warranties relating to the sale or supply of electricity, except any implied condition or warranty the exclusion of which would contravene any statute or cause any part of this clause to be void (Non-excludable Condition).

(8)	The Landlord’s liability to the Tenant for breach of any express provision of this lease relating to the sale or supply of electricity by the Landlord to the Tenant or any Non- excludable Condition (other than an implied warranty of title) is limited, at the Landlord’s option, to refunding the price of the electricity in relation to which the breach occurred, or to providing the electricity again.

(9)	If requested by the Landlord, the Tenant will meet with the Landlord to negotiate in good faith any amendments to this lease that, in the Landlord’s opinion, are necessary or desirable as a result of any amendments or changes to any applicable law relating to the sale or supply of electricity. Until the parties reach agreement, the Tenant will continue to pay for electricity at the rate applicable at the time of the amendments or changes or, if that rate cannot lawfully be charged, the maximum rate payable at law at that time.

8.3	Services outside hours

(1)	If, at the Tenant’s request, the Landlord makes any Service available to the Land, the Building or the Premises After Hours, then the Tenant must pay the Landlord’s costs, charges and expenses of making that Service available on demand.

(2)	The cost of providing Services After Hours (including After Hours air conditioning being as at the Commencement Date the amount specified in Item 19), may be reviewed and adjusted by the Landlord acting reasonably and based on the reasonable cost to provide Services After Hours during the Term.

(3)	The minimum charge for After Hours air conditioning is for one (1) hour.

8.4	Cleaning Charge

(1)	The Tenant must pay the Cleaning Charge in advance to the Landlord on each Cleaning Charge Day.

(2)	If the Landlord’s costs of cleaning (which may include internal window cleaning) and providing rubbish removal for the Premises increase, then the Landlord may give a notice to the Tenant informing the Tenant of the increased Cleaning Charge and the day from which the increased charge is payable.

(3)	The Tenant must pay the increased Cleaning Charge from the day specified by the Landlord. If the specified day occurs before the Tenant receives the Landlord’s notice of the increase, on the next Cleaning Charge Day the Tenant must pay to the Landlord the increase in the Cleaning Charge for the period from the notified day to that Cleaning Charge Day.

8.5	The Landlord’s legal and other costs

(1)	The Tenant must pay the Landlord’s reasonable legal and other costs arising out of:

(a)	any dealing arising out of this lease (for example: assignment, subletting);

(b)	duty (if any) and, if applicable, mortgagee consent, registration and survey fees on this lease or any other document arising out of this lease;

(c)	the Landlord’s reasonable costs of considering the Tenant’s request for the Landlord’s approval or consent or supervising anything requiring the Landlord’s approval or consent including considering plans, designs or references; and

(d)	the Landlord’s costs and expenses (including legal costs), on a full indemnity basis, incurred as a result of any default under or breach of this lease or any Related Agreement by the Tenant including any expenses incurred by the Landlord in enforcing and/or terminating this lease and any Related Agreement.

(2)	Each party must pay their own legal costs of preparing, negotiating and, executing this lease.

8.6	Costs specific to the Premises

The Tenant must pay on demand any cost that the Landlord incurs for or in respect of the Premises that results from the Tenant’s use or occupation of the Premises including any expenses arising from any alterations, repairs or maintenance to the Premises requested by the Tenant or in providing any special, additional or unusual services for the Tenant.

9.	Security

9.1	Bank guarantee

(1)	If Item 12(a) of the Reference Schedule provides for a bank guarantee, the Tenant must give the Landlord on the earliest of:

(a)	5 Business Days before the Commencement Date;

(b)	the execution of this lease by the Tenant and any Guarantor; and

(c)	5 Business Days before the Tenant is granted access to the Premises, an irrevocable and unconditional bank guarantee:

(d)	addressed to the Landlord or, if required under clause 9.1(6), the new landlord or any party nominated by the new landlord;

(e)	in a form and on terms acceptable to the Landlord, including that the bank guarantee;

(i)	is issued by an Australian trading bank;

(ii)	is for all obligations under this lease and any Related Agreement;

(iii)	is assignable by the Landlord;

(iv)	does not contain an expiry date earlier than the date which is 6 months after the Expiry Date; and

(f)	for the amount specified in Item 12(b) of the Reference Schedule.

(2)	The Tenant provides the bank guarantee to the Landlord as security for all of the Tenant’s obligations under this lease and any Related Agreement. The Landlord may, without notice to the Tenant, present the bank guarantee to recover the Landlord’s loss, and apply the proceeds as its own property, in the event of a claim by the Landlord that the Tenant is in breach of this lease or any Related Agreement. The Landlord and Tenant agree that it is not a precondition to the exercise of the Landlord’s rights under this clause that a Court or other Authority determines whether an actual breach by the Tenant has occurred.

(3)	The Landlord does not waive the Tenant’s breach by presenting the bank guarantee and no other rights of the Landlord arising from that breach are affected. The Tenant must promptly (and in any event within 10 Business Days after demand) upon the Landlord presenting the bank guarantee provide to the Landlord a replacement bank guarantee for the amount specified in Item 12(b) of the Reference Schedule (varied as set out in clause 9.1).

(4)	The Landlord must return the bank guarantee to the Tenant within a reasonable time (and no more than 10 Business Days) after the last to occur of:

(a)	this lease ending and the Tenant vacating the Premises; and

(b)	the Landlord (acting reasonably) being satisfied that the Tenant has complied with all of the Tenant’s obligations under this lease and any Related Agreement,

unless the bank guarantee is needed to recover the Landlord’s loss. The Landlord is not required to return the bank guarantee if it has expired or been cancelled.

(5)	If the Landlord is unable to comply with clause 9.1(4), the Landlord may provide any consent or release necessary to have the bank guarantee cancelled.

(6)	If the Landlord changes, the Tenant must do whatever the Landlord reasonably requires at the Landlord’s cost to give the new landlord or any party nominated by the new landlord the benefit of the bank guarantee or promptly deliver to the Landlord a replacement bank guarantee.

10.	Tenant’s obligations generally

10.1	The Tenant must obey the law

The Tenant must:

(1)	obey any law that requires the Tenant to do, or to refrain from doing anything concerning the Premises, the Tenant’s use of the Premises, or this lease; and

(2)	obtain and keep current all consents, authorities, permits and licences necessary for the lawful conduct of the activities conducted by the Tenant in the Premises.

10.2	Using this lease as security

(1)	The Tenant must obtain the Landlord’s consent before the Tenant creates or allows to come into existence a Security which is not a Permitted Security affecting the Tenant’s Property. The Landlord may impose conditions if the Landlord gives consent.

(2)	Despite anything contained in this clause 10.2, the Tenant must not grant Security over the Landlord’s Property or this lease.

(3)	In this clause 10.2, Permitted Security means:

(a)	the interest of a supplier who delivers stock or other goods to the Tenant, in that stock or other goods;

(b)	a Security taken in property to the extent that it secures all or part of its purchase price;

(c)	the interest of a lessor or bailor under a PPS Lease;

(d)	a general security agreement over all of the Tenant’s assets and undertakings granted in the ordinary course of the Tenant’s business;

(e)	any Security advised to the Landlord by notice from the Tenant before entering into this lease and agreed to by the Landlord in writing; or

(f)	any Security created subsequently with the prior written consent of the Landlord and in respect of which the Tenant’s financier enters an agreement with the Landlord prepared by the Landlord at the Tenant’s cost and otherwise on terms and conditions satisfactory to the Landlord.

10.3	Using the Common Area

The Tenant may use the Common Area in common with other tenants or people in the Building and as set out in the Rules.

10.4	Tenant’s behaviour

The Tenant must not do anything that is, or may be, dangerous, annoying or offensive to, or that may interfere with, other tenants or people in the Building or adjacent buildings.

10.5	The Tenant must fix damage

The Tenant must immediately fix any damage the Tenant causes to the Building.

10.6	Reporting damage and copy notices

The Tenant must promptly:

(1)	report to the Landlord any actual or likely:

(a)	damage to or accident in the Building; and

(b)	faulty Service in the Building,

of which the Tenant is aware or ought to be aware; and

(2)	give the Landlord a copy of any notice or report affecting the Premises.

10.7	Notice of loss or damage

(1)	If the Tenant suffers, or anticipates that it may suffer, any loss or damage as a result of an act or omission of the Landlord which may give rise to a claim for compensation by the Tenant against the Landlord, the Tenant must immediately notify the Landlord giving details of the act or omission and of the alleged or anticipated loss or damage.

(2)	In addition to the Tenant’s obligations under clause 10.7(1), the Tenant must immediately notify the Landlord as soon as the Tenant knows of any:

(a)	want of repair which, under this lease, is the Landlord’s responsibility;

(b)	damage, injury, death or loss in the Premises; or

(c)	likely cause of danger or risk to any person or property in the Premises or the Building or any Service.

10.8	Related Agreements

The Tenant must comply with any Related Agreement.

11.	The Tenant’s obligations concerning the Premises

11.1	Using the Premises

The Tenant must only use the Premises for the purpose specified in Item 14 of the Reference Schedule and any storage reasonably associated with that use.

11.2	Use of risers

The Tenant may use the risers in the Building for standard telephone lines and electricity cables. The Tenant must obtain the consent of the Landlord, which may be withheld in the Landlord’s absolute discretion or granted on conditions, including payment of a fee, if the Tenant wishes to use the risers for any other purposes.

11.3	Dealing with the Premises

(1)	The Tenant must obtain the Landlord’s consent before the Tenant deals with the Premises or the Tenant’s interest in the Premises (for example: assigning, subleasing, sharing or licensing) or otherwise parts with possession or occupation of the Premises or its interest in this lease.

(2)	If the Tenant is a company that is not listed on the Australian Stock Exchange:

(a)	the Tenant must obtain the Landlord’s consent before there is any alteration in the effective control of the Tenant; and

(b)	within 10 Business Days after a written request by the Landlord, the Tenant must make available for inspection by the Landlord all records and other information as the Landlord reasonably requires in order to ascertain whether there has been any alteration in the effective control of that party.

(3)	If the Tenant holds this lease as trustee, custodian or manager of any trust or scheme:

(a)	the Tenant must obtain the Landlord’s consent before there is any alteration in the unitholding of that trust or scheme; and

(b)	within 10 Business Days after a written request by the Landlord, the Tenant must make available for inspection by the Landlord all records and other information as the Landlord reasonably requires in order to ascertain whether there has been any alteration in the unitholding of that trust or scheme.

(4)	When the Tenant asks for the Landlord’s consent, the Tenant must do so in writing and must:

(a)	if required by the Landlord (acting reasonably) pay to the Landlord an amount reasonably nominated by the Landlord, which will be a deposit toward the cost to the Landlord of:

(i)	making inquiries about the new party; and

(ii)	the Landlord’s legal fees and any other costs associated with the dealing; and

(b)	give to the Landlord:

(i)	evidence in a form satisfactory to the Landlord containing sufficient detail to enable the Landlord to properly consider the suitability of the new party and the ability of the new party to meet the Tenant’s financial obligations under this lease;

(ii)	any other information that the Landlord reasonably requires; and

(iii)	in the case of a sublease, an acknowledgement from the Tenant in a form satisfactory to the Landlord (acting reasonably) that the rent payable by the subtenant cannot be used as evidence of market rent of the Premises or any other premises.

(5)	Subject to clause 11.3(6), the Landlord must not unreasonably withhold the Landlord’s consent if all of the following are obeyed:

(a)	the Tenant proves to the Landlord that the new person:

(i)	does not intend to change the use of the Premises;

(ii)	is at least as respectable and responsible as the Tenant and at least as capable as the Tenant of meeting the financial obligations of the Tenant under this lease;

(iii)	is of a profile which is consistent with the tenant profile for the Building; and

(b)	will not cause the Landlord to breach any covenant to another occupier of the Building;

(c)	the Tenant has complied with clause 11.3(4);

(d)	the Tenant does any thing that the Landlord reasonably requires concerning the dealing (for example: giving the Landlord a transfer of lease (stamped if required));

(e)	the Tenant and the new person enter any agreement (for example: deed of consent) and, in respect of an assignment of this lease, give any security (for example: personal guarantee, bank guarantee or corporate guarantee) that the Landlord reasonably requires. The Landlord may require that the deed of consent provide for the Landlord to be released from its obligations to the Tenant under this lease on and from the date the proposed dealing becomes effective; and

(f)	the Tenant is not in unremedied breach of this lease.

(6)	The Landlord may withhold the Landlord’s consent in the Landlord’s absolute discretion if:

(a)	the length of time since the Landlord has previously granted consent for the Tenant to deal with the Premises or the Tenant’s interest in the Premises or the Tenant’s parting with possession or occupation of the Premises or its interest in this lease is less than two years;

(b)	the new person is a Prohibited Assignee;

(c)	the Landlord is not able to obtain on terms and conditions wholly satisfactory to it, any consents or approvals that the Landlord has agreed with other persons including other occupiers of the Building to obtain; or

(d)	in the case of a sublease, the sublease does not automatically terminate where this lease ends for whatever reason.

(7)	The Tenant agrees that if this lease is assigned or the Premises are sublet:

(a)	the Tenant will not be released for the balance of the Term;

(b)	the Tenant must pay all reasonable third party costs associated with the assignment of this lease or sublease of the Premises;

and in the case of assignment:

(c)	the Landlord must give the new person and not the Tenant the statement of Outgoings required under clause 7.4;

(d)	the new person and not the Tenant will be entitled to any refund of Outgoings due under clause 7.4; and

(e)	the Tenant must pay or procure the new person to pay the Landlord any difference in Outgoings due under clause 7.4.

(8)	If a proposed assignment under this clause does not proceed for any reason after the Tenant has paid the deposit to the Landlord under clause 11.3(4)(a), the Landlord shall refund to the Tenant an amount calculated using the below formula:

R = D – LC

where:

R	=	refund payable by the Landlord to the Tenant

D	=	the deposit paid by the Tenant to the Landlord under clause 11.3(4)(a)

LC	=	the costs incurred by the Landlord in considering the proposed dealing.

If “R” is zero or a negative number, no monies shall be payable by the Landlord.

(9)	If:

(a)	the Tenant offers or invites offers to sublease or assign its interest in all or part of the Premises; or

(b)	the Tenant deals with its interest in all or part of the Premises,

and the provisions of the Building Energy Act apply to that part of the Premises being dealt with, the Tenant must comply with its obligations under the Building Energy Act, including any obligation to give the prospective sublessee or assignee a copy of a current and valid Building Energy Efficiency Certificate in accordance with the requirements of the Building Energy Act.

(10)	The Tenant must not advertise that the Tenant intends to deal with the Premises, the Tenant’s interest in the Premises or otherwise part with possession or occupation of the Premises or its interest in this lease unless:

(a)	the Tenant has notified the Landlord of its intention to do so not less than 5 Business Days before advertising the space publicly; and

(b)	the text and format of that advertisement is approved in writing by the Landlord (acting reasonably).

11.4	Excluded Tenants

(1)	As at the date of this lease, the Excluded Tenants are:

(d)	Wesfarmers Limited;

(e)	Suncorp Metway Limited;

(f)	Aon Corporation;

(g)	Willis Group Limited; and

(h)	Stedfast Group Limited,

and Related Bodies Corporate of the companies listed above.

(2)	The Landlord may determine that a party (other than the Tenant or a Related Body Corporate of the Tenant) is an Excluded Tenant from time to time, and may provide written notice to the Tenant of that determination from time to time (but not more than once annually).

(3)	Any determination made by the Landlord pursuant to clause 11.4(2) will not apply retrospectively, and cannot result in the number of Excluded Tenants exceeding five (not including Related Bodies Corporate of the Excluded Tenants).

11.5	Maintaining the Premises and the Tenant’s Property

(1)	The Tenant acknowledges that the Premises were in good repair at the Commencement Date.

(2)	The Tenant must:

(a)	comply with all health regulations and laws; and

(b)	keep the Premises clean and tidy and free from animals, vermin and pests.

(3)	The Tenant must keep the Premises in good condition and in at least as good a condition as at the later of the Commencement Date and the date the Tenant’s fitout of the Premises or any alterations to the Premises were completed to the Landlord’s satisfaction, except for fair wear and tear but including carrying out any repairs and fixing any damage the Tenant causes. The Tenant will not be required to recarpet or redecorate the Premises, either during the Term or after the Expiry Date.

(4)	The Tenant must maintain, repair and keep:

(a)	the Tenant’s Property;

(b)	the Premises’ flooring (except that the Tenant is under no obligation to recarpet the Premises);

(c)	all doors, locks and windows forming part of and servicing the Premises; and

(d)	all fire extinguishers and hot water services in the Premises, in good repair at the Tenant’s cost.

(5)	The Tenant must keep the waste pipes, drains and conduits within or servicing the Premises in a clean, clear and free flowing condition and employ licensed experienced and competent tradespersons meeting any criteria specified by the Landlord, to clear any blockages.

(6)	The Tenant must promptly replace worn or damaged light bulbs, globes, fluorescent tube starters and glass in the Premises with items of similar quality.

(7)	The Tenant must not remove any of the Landlord’s Property from the Premises without the Landlord’s consent.

(8)	The Tenant must, when the Landlord reasonably requires and at least once in every 12 months from the Commencement Date, have the carpet in the Premises steam cleaned by a contractor and to a standard approved by the Landlord (acting reasonably).

(9)	The Tenant must, when the Landlord reasonably requires the Tenant to do so and at least once in every 12 months from the Commencement Date, clean the inside surface of all windows to the Premises.

(10)	The Tenant must give immediate notice to the Landlord of any item the Landlord is required to repair under this lease.

(11)	The Tenant must not do anything to the surface of the floors or the floor coverings in the Building which in any way damages them or affects any guarantee or warranty in connection with them.

11.6	Altering the Premises

The Tenant must obtain the Landlord’s consent before the Tenant alters, installs any equipment or signage in, re-designs the interior of, builds a partition in, or does any other building work in the Premises. In the case of non-structural alterations, the Landlord must not unreasonably withhold the Landlord’s consent.

11.7	Tenant’s works

(1)	The Tenant must ensure that any works it does, including works under clauses 11.5 and 11.6, are done:

(a)	by experienced qualified contractors and tradespeople who:

(i)	are approved by the Landlord (acting reasonably) provided that the Tenant must confirm to the Landlord that it has satisfied itself that any contractor or tradespeople have the necessary ability, reliability, expertise and financial standing to carry out the Works, which includes consideration of the contractor’s or tradesperson’s work health and safety systems and history;

(ii)	if required by the Landlord, have undergone the Landlord’s site induction; and

(iii)	are authorised and licensed (where necessary),

and if requested to do so, the Tenant will produce evidence to the Landlord of compliance with clause 11.7(1)(a);

(b)	in a proper and workmanlike manner;

(c)	using new high quality materials approved by the Landlord (acting reasonably);

(d)	in accordance with any plans, specifications and schedule of finishes required and approved by the Landlord;

(e)	in accordance with all laws including the WHS Law and the requirements of Authorities;

(f)	in accordance with the Landlord’s reasonable requirements and directions; and

(g)	in accordance with clause 16 of this lease.

11.8	Landlord’s Warranties not to be impacted

(1)	In this clause 11.8:

(a)	Landlord’s Warranties means any warranty or guarantee given in respect of the Landlord’s Property, the Services, the Premises or the Building;

(b)	Warranty Works means any works by or on behalf of the Tenant which may or do affect one or more of the Landlord’s Warranties.

(2)	The Tenant must not do or permit to be done any Warranty Works without the Landlord’s approval.

(3)	If the Tenant wishes to perform Warranty Works, the Tenant must:

(a)	first obtain the Landlord’s approval to the Warranty Works and comply with all requirements of the Landlord relating to the Warranty Works;

(b)	use for the Warranty Works the Landlord’s contractor or another contractor approved by the Landlord to perform the Warranty Works; and

(c)	either:

(i)	complete the Warranty Works in a manner that does not affect the Landlord’s Warranties; or

(ii)	if the Warranty Works cannot be completed in a manner which does not affect the Landlord’s Warranties:

(A)	prior to carrying out the Warranty Works - provide to the Landlord for the Landlord’s approval details of the proposed replacement equivalent warranties the Tenant proposes to provide to the Landlord to replace the affected Landlord’s Warranties; and

(B)	at the completion of the Warranty Works - provide the approved replacement equivalent warranties to the Landlord as approved by the Landlord to replace the affected Landlord’s Warranties.

(4)	This clause 11.8 does not limit any other obligation of the Tenant under this lease.

11.9	Tenant Fitout Design Criteria

(1)	The Tenant must always comply with the Tenant Fitout Design Criteria.

(2)	The Landlord must provide to the Tenant on request a copy of the current Tenant Fitout Design Criteria.

11.10	Redecorating the Premises

(1)	If Item 13 of the Reference Schedule provides for redecoration during the Term, at any time after the redecoration date specified in Item 13 of the Reference Schedule the Landlord may require the Tenant to redecorate the Premises to a standard in keeping with the Building and in accordance with the Landlord’s reasonable requirements.

(2)	Redecoration may include:

(a)	new finishes to internal walls;

(b)	new carpets and floor coverings; and

(c)	new signs and new lighting.

(3)	The Landlord must give the Tenant a notice at least 40 Business Days before the Tenant must start the redecoration. Within 20 Business Days after receiving the notice, the Tenant must give the Landlord professionally drawn plans and specifications for the redecoration, for the Landlord’s approval. When the Landlord gives the Landlord’s approval, the Tenant must then get any relevant Authority’s approval.

(4)	The Tenant must start the redecoration within 10 Business Days after obtaining the approvals, and the Tenant must build and finish it in accordance with the Landlord’s approval within 40 Business Days after that start or a later time if the Landlord consents.

11.11	When this lease ends

(1)	On the earlier of the Expiry Date and the date this lease ends, the Tenant must:

(a)	ensure the Premises are put back in the condition they were in as evidenced by the Condition Report, unless the Landlord gives a notice to the Tenant that the Landlord does not require the Tenant to remove any items of Tenant’s Property or to carry out any other make good works;

(b)	vacate the Premises removing all rubbish and personal items, leaving the Premises in a clean and tidy condition and otherwise in the condition required by the other provisions of this Lease;

(c)	make good any damage caused to the Premises or the Building in the carrying out of the Tenant’s obligations under clauses 11.11(1)(a) and 11.11(1)(b); and

(d)	give the Landlord all keys, access cards and other security devices for the Building and the Premises which have been issued to and/or used by the Tenant.

(2)	For the avoidance of doubt the Tenant will be required to leave all of the Landlord’s Property in situ as evidenced by the Condition Report.

(3)	Despite any other provision in the Lease, the Tenant may not remove Tenant’s Property which:

(a)	is part of structural work done by or on behalf of the Tenant to the Premises, including after completion of the Tenant’s initial fitout works specified under any Related Agreement, unless the Landlord gives the Tenant a notice to remove it or unless, as a condition of its consent to the Tenant doing the structural work, the Landlord stipulated that it must be removed; or

(b)	is to remain on the Premises under a condition imposed by the Landlord when approving of the Tenant’s works on the Premises.

(4)	If the Tenant does not remove any Tenant’s Property in accordance with this clause 11.11 (Left Items), then:

(a)	the Landlord may deal with all or any of the Left Items (including treating them as abandoned) as the Landlord sees fit at the Tenant’s expense. The Tenant must pay to the Landlord that expense on demand; and

(b)	to the extent possible at law on the giving of notice by the Landlord, title to all or any Left Items is transferred to the Landlord (Transferred Items).

(5)	The Tenant:

(a)	warrants to the Landlord that as at the date on which this lease ends, no third party will have any interest or Security in or claim in respect of any Left Items; and

(b)	must do all things necessary (if any) to complete the transfer of ownership to the Landlord if the Landlord seeks by notice to effect a transfer of ownership in the Transferred Items to the Landlord.

11.12	Hydraulic Licence Area

(1)	The Tenant acknowledges that the Landlord has granted a licence over the area of the Premises shown on the plan attached in Schedule 3 (the Hydraulic Licence Area) to a third party (the Licensee).

(2)	The Tenant must, within 10 Business Days after receiving a written request from either the Landlord or the Licensee, allow the Landlord and/or the Licensee to access the Hydraulic Licence Area for any one or more of the following purposes:

(a)	inspecting the Hydraulic Licence Area and any equipment or hydraulic services located on it; and

(b)	maintaining, servicing, replacing and undertaking repairs to the equipment and hydraulic services located on the Hydraulic Licence Area.

(3)	The Tenant may act in its absolute discretion when allocating a time for the Landlord and/or the Licensee to access the Hydraulic Licence Area (except in the case of an emergency when the Landlord and/or the Licensee may access the Hydraulic Licence Area without giving notice and without seeking the input of the Tenant).

(4)	The Tenant acknowledges and agrees that it must design its fitout and carry out any Tenant’s works in a manner which preserves free and unimpeded access to the Hydraulic Licence Area at all times.

12.	Environmental Obligations

12.1	Building Energy Efficiency Certificate

The Tenant acknowledges that, before the Commencement Date, the Tenant received a current and valid Building Energy Efficiency Certificate from the Landlord in respect of the Building.

12.2	Environmental information and data collection

(1)	The Tenant must co-operate with and assist the Landlord by providing to the Landlord, in a timely manner and in a format reasonably requested by the Landlord, all information that the Landlord reasonably requests to enable the Landlord to:

(a)	comply with its reporting and disclosure requirements for the environmental performance of the Premises, the Building, the Services and any areas within the Building licensed by the Tenant;

(b)	prepare any report required by law or which the Landlord, in relation to a legal obligation, requires prepared;

(c)	provide any information required by law; and

(d)	conduct and complete any environmental assessment for the Premises or the Building.

(2)	The information required to be provided by the Tenant under clause 12.2(1) may, without limitation, include information in relation to the following matters:

(a)	the Tenant’s energy use and greenhouse emission, including but not limited to energy costs, hours of operation, energy Intensity and use of green power;

(b)	the Tenant’s water use, including but not limited to water consumption;

(c)	the Tenant’s normal operating and occupancy hours, numbers of staff and numbers of computers;

(d)	the Tenant’s waste; and

(e)	the indoor environment of the Premises, including but limited to materials used in the Tenant’s fitout, the number of computers and equipment used by the Tenant and the number of people utilising the Premises and any areas within the Building licensed by the Tenant.

(3)	The Tenant authorises the Landlord, and must provide a written authority if requested by the Landlord, to obtain details of the Tenant’s usage or consumption from any waste contractor or electricity or utility supplier used by the Tenant including:

(a)	smart meter data;

(b)	information relating to the type and amount of waste collected; and

(c)	copies of any electricity and utility bills.

(4)	If the Tenant receives a request to give access to the Premises to an assessor who is accredited under or in relation to the Building Energy Act or in relation to an Energy Rating (as that term is defined in clause 13), the Tenant will:

(a)	give the assessor such access in accordance with the requirements of the Building Energy Act; and

(b)	promptly notify the Landlord which such access is requested and when it is given.

(5)	The Tenant must not copy, use or disclose any information obtained or generated for the purposes of applying for a Building Energy Efficiency Certificate except as allowed under the Building Energy Act.

12.3	Environmental and Sustainability Obligations

(1)	The Tenant must not use, or allow to be used, herbicides, fungicides, insecticides or pesticides on any plants located in the Premises.

(2)	The Tenant must enter into contracts or agreements with qualified contractors to:

(a)	inspect and maintain any lighting control systems and any supplementary air conditioning systems in the Premises at regular intervals; and

(b)	inspect and maintain the set points and timers of any supplementary air conditioning systems in the Premises at least once in every 12 months from the Commencement Date.

12.4	Indemnity and release

To the fullest extent permitted by law, the Tenant indemnifies the Landlord against any claim for loss or damage with respect to:

(1)	any breach of this Lease by the Tenant in relation to its obligations regarding the Building Energy Act; and

(2)	a failure by the Tenant to comply with any requirements imposed on the Tenant by the Building Energy Act.

12.5	Environmental Management Plan

The Tenant agrees that its use of the Building (including the Premises) affects the environmental efficiency of the Premises and the Building. The Tenant must:

(1)	work co-operatively with the Landlord to develop and participate in the Building’s environmental and sustainability strategies and initiatives;

(2)	take all reasonable steps, in accordance with any Environmental Management Plan and in accordance with the Building’s waste management policies, to:

(a)	recycle and reuse residual materials generated within the Premises;

(b)	minimise the generation of any waste and materials that may require depositing to landfill;

(c)	minimise the consumption of energy and the use of power consuming equipment;

(d)	minimise water consumption within the Premises;

(e)	minimise the artificial lighting and as far as practicable use natural lighting;

(f)	participate in Earth Hour; and

(g)	select environmentally sensible materials for fitout, equipment and systems.

12.6	Environmental Works

(1)	The Landlord may at any time conduct works which the Landlord believes will directly or indirectly reduce the environmental impact of the Building (Green Works) provided that the Landlord gives notice to the Tenant of the details of the Green Works.

(2)	The Landlord in its absolute discretion may elect that the cost of the Green Works is payable by the Tenant in which case the Tenant must pay the Landlord an amount calculated by as follows:

A = C x B

where:

A = the amount payable by the Tenant for the Green Works; C = the total cost of the Green Works; and

B = the Lettable Area of the Premises divided by the Lettable Area of the Building on that date.

(3)	Notwithstanding clause 12.6(2), the Tenant is not required to pay any amount for the Green Works to the extent that it results in a material cost to the Tenant.

13.	NABERS

13.1	Definitions

In this clause:

(1)	NABERS means the National Australian Building Environmental Rating System managed by the Office of Environment and Heritage on behalf of Federal, State and Territory Governments.

(2)	NABERS Rating means any performance-based rating issued by NABERS for all or part of the Building including:

(a)	4 Star NABERs Whole Building Water Rating means a 4 star (or greater) NABERS water rating in accordance with the NABERS requirements for accredited performance ratings as defined by the Office of Environment and Heritage as at the Commencement Date;

(b)	5 Star NABERs Base Building Energy Rating means a 5 star (or greater) NABERS energy rating in accordance with the NABERS requirements for accredited performance ratings as defined by the Office of Environment and Heritage as at the Commencement Date;

(c)	5 Star NABERs Base Building Internal Environment Quality Rating means a 5 star (or greater) NABERS internal environment quality rating in accordance with the NABERS requirements for accredited performance ratings as defined by the NABERS Validation Protocol.

13.2	Application of clause

This clause 13 applies:

(1)	to the extent to which a NABERS Rating applies in respect of all or part of the Building; and

(2)	during any time period within which:

(a)	NABERS is processing an application made by the Landlord for a NABERS Rating in respect of all or part of the Building; and

(b)	a NABERS Rating has been issued and applies in respect of all or part of the Building.

13.3	Tenant’s Compliance - general

The Tenant acknowledges that during the Term:

(1)	it has an obligation to comply with all requirements relating to any NABERS Rating and NABERS compliance;

(2)	it will comply with any reasonable directions received from the Landlord relating to any NABERS Rating and NABERS compliance; and

(3)	it will not do or allow to be done anything which may cause the Landlord to be in breach of any NABERS Rating or NABERS compliance (which obligation also applies to any works carried out to the Premises by the Tenant , including works under clauses 11.4, 11.6, 11.10 and 11.11).

13.4	Tenant’s compliance - specific

Without limiting the Tenant’s obligations under clause 13.3, the Tenant must:

(1)	comply with reasonable directions provided by the Landlord, at the Tenant’s cost, in any of the Landlord’s attempts to improve the NABERS Rating;

(2)	use and maintain the Tenant’s Property and the Premises in a manner that does not prevent the Landlord achieving or maintaining any NABERS Rating;

(3)	not act in a manner that adversely affects the Landlord’s ability to achieve or maintain any NABERS Rating;

(4)	co-operate in good faith with the Landlord to ensure the Landlord is not prevented from complying with its obligation to achieve and maintain any NABERS Rating; and

(5)	give the Landlord reasonable access to the Premises to commence, carry out and complete any works required to achieve or maintain any NABERS Rating.

(6)	provided that in doing so, the Tenant is not required to:

(a)	carry out any substantial Work;

(b)	alter its actual fitout or substantially alter any proposed fitout;

(c)	incur any material costs; or

(d)	materially and detrimentally alter the manner in which it conducts its business or occupies or uses the Premises.

13.5	Limit to Landlord’s obligations

Despite anything else:

(1)	the Tenant must not make any claim for compensation or seek abatement of any money payable under this lease relating to the Landlord’s failure to achieve or maintain any NABERS Rating;

(2)	the Landlord is not obliged to continue to achieve or maintain any NABERS Rating; and

(3)	the Landlord is not obliged to take action against any other occupier of the Building in relation to any act or omission or to enforce compliance with any NABERS Rating obligations under that occupier’s lease or other tenure documentation.

13.6	Indemnity and release

(1)	To the fullest extent permitted by law, the Tenant indemnifies the Landlord against any claim for loss or damage with respect to a failure by the Landlord to achieve or maintain any NABERS Rating with respect to the Premises, other premises within the Building or the Building to the extent to which it is caused or contributed to by:

(a)	any breach of this lease by the Tenant;

(b)	any act, omission or negligence of the Tenant; or

(c)	the Tenant’s use or occupation of the Premises, the Building or the Land.

(2)	To the fullest extent permitted by law, the Tenant releases the Landlord from any claim for loss or damage with respect to a failure by the Landlord to achieve or maintain any NABERS Rating with respect to the Premises, other premises within the Building or the Building to the extent to which it is caused or contributed to by:

(a)	any breach of this lease by the Tenant;

(b)	any act, omission or negligence of the Tenant; or

(c)	the Tenant’s use or occupation of the Premises, the Building or the Land.

14.	The Landlord’s rights and obligations

14.1	The Landlord’s management

(1)	The Landlord must use reasonable endeavours to manage and operate the Building in a professional and competent way.

(2)	The Landlord may appoint a Manager or other persons to exercise any of its rights or perform any of its obligations under this lease. Communications from the Landlord will override those from the Manager or other persons if they are inconsistent.

14.2	The Landlord must obey the law

The Landlord must obey any law that requires the Landlord to do anything concerning the Building, except to the extent that another occupant of the Building is required to do so, or the Tenant is required to do so under this lease.

14.3	The Landlord must maintain the Common Area

The Landlord must use reasonable endeavours to keep the Common Area clean, tidy and in good condition.

14.4	Common Area

The Landlord will at all times have complete control over the Common Area including, without limitation, the right to:

(1)	alter, modify, resume, relocate, add to, increase or decrease the size of, or alter the configuration of, the Common Area;

(2)	construct, maintain and operate lighting facilities, water features and artwork in the Common Area;

(3)	police the Common Area;

(4)	close, lock off or otherwise control all or any part of the Common Area for as long as the Landlord considers necessary to:

(a)	repair and maintain any part of the Building (including the Services);

(b)	carry out any works to the Building in accordance with this lease (provided that pedestrian access to the Premises is maintained during Building Hours);

(c)	prevent a dedication of, or the accrual of any rights to any person or the public in, the Common Area; or

(d)	allow the Landlord to carry out any other rights it has under this lease;

(5)	make Rules for the Building (see clause 22); and

(6)	do any other things the Landlord considers appropriate or in good business judgment to improve the amenity and use of the Common Area and the Building.

14.5	The Tenant’s quiet enjoyment

The Landlord must allow the Tenant to occupy and use the Premises without the Landlord interrupting or disturbing the Tenant, except where this lease allows the Landlord or any person claiming through the Landlord to do so.

14.6	The Landlord’s Services

If the Landlord supplies any Services to the Building (for example: air-conditioning, elevators), the Landlord must do all the Landlord reasonably can to ensure that they are working efficiently during the Building Hours. However, if any of the Services do not work efficiently the Landlord is not liable to compensate the Tenant and the Tenant cannot end this lease if the Landlord does not. The operating hours of the Services are the hours that the base building is required to provide comfort conditions to tenants excluding start-up periods and shall be consistent with the Building Hours.

14.7	The Landlord may enter the Premises

The Landlord may enter the Premises for the following purposes:

(1)	inspection or to carry out maintenance, repairs or building work; and

(2)	no earlier than eighteen months prior to expiry of the Term, showing the Premises to prospective purchasers, investors or tenants,

at any reasonable time after giving reasonable notice. If there is an emergency, the Landlord may enter at any time without giving the Tenant notice. Except in an emergency, the Landlord must endeavour to cause as little inconvenience to the Tenant as is reasonably practical in the circumstances.

14.8	The Landlord may do things on the Tenant’s behalf

The Landlord may carry out any of the Tenant’s obligations on the Tenant’s behalf if the Tenant does not carry out the Tenant’s obligations on time (for example: if the Tenant does not do repairs). The Tenant must promptly (and in any event within 10 Business Days after demand) reimburse the Landlord’s costs of doing this on demand.

14.9	Transfer of Building

If the Landlord assigns the Landlord’s rights under this lease or transfers its interest in the Premises to a third party (New Owner):

(1)	the Landlord is released from all obligations under this lease and any Related Agreement arising after the assignment or transfer takes effect;

(2)	the Tenant must enter into any document in connection with that transfer required by the Landlord in a form required by the Landlord and prepared by the Landlord at the Landlord’s cost;

(3)	the Tenant agrees that the New Owner has the benefit of all the obligations of the Tenant under this lease; and

(4)	if the New Owner holds its interest in the Premises as responsible entity, custodian or trustee, the Tenant and the Guarantor must, if required by the Landlord, enter into a deed with the New Owner and any other person the Landlord requires in a form required by the Landlord and prepared by the Landlord at the Landlord’s cost varying this lease to insert into this lease the limitation of liability clause(s) for the New Owner and any other person the Landlord requires.

15.	Repairs or building work

15.1	The Landlord may do any repairs or building work

(1)	The Landlord may do any repairs or maintenance to the Building.

(2)	The Landlord may do any building work to extend or change the Building.

(3)	The Landlord may at any time:

(a)	add to, reduce, vary, extend, modify, redesign or build additional storeys on any building in or near the Building or otherwise deal with the Building (other than the Premises) in any other manner;

(b)	conduct works in accordance with clause 12.6;

(c)	construct additional buildings or improvements in or near the Building; and

(d)	alter, modify, resume, relocate, add to, increase or decrease the size of, or alter the configuration of, the Common Area.

15.2	When the Landlord does repairs or building work

In relation to any works carried out by the Landlord under clause 15.1:

(1)	the Landlord must endeavour to cause a minimum of inconvenience to the Tenant as is reasonably practical in the circumstances;

(2)	the Tenant consents to the works even though the works may alter or inhibit access to the Premises; and

(3)	the Tenant must not make any claim or commence any action against the Landlord for a breach of the covenant for quiet enjoyment whether at common law or under clause 14.5.

15.3	Subdivision and easements

(1)	The Landlord may:

(a)	subdivide the Land or the Building; or

(b)	grant easements or other rights over the Land,

so long as in doing so the Landlord does not substantially and permanently reduce the Tenant’s enjoyment of the Premises. The Tenant must promptly and at the Landlord’s cost co-operate with the Landlord and do anything that the Landlord reasonably requires (for example, execute documents) in connection with the Landlord’s exercise of the Landlord’s rights under this clause 15.3.

(2)	Without limiting the previous provisions of this clause 15.3, the Landlord may require the Tenant to:

(a)	sign a consent to a subdivision or easement of the type described in clause 15.3(1):

(b)	vary this lease to give effect to a subdivision or easement of the type described in clause 15.3(1).

(3)	The Tenant appoints the Landlord and its officers jointly and severally to be the attorney of the Tenant to do anything and to execute any document to give effect to this clause 15.3. For these purposes the Landlord may do, execute and perform all things relative to the proposed subdivision or easement as fully and effectually as the Tenant could do. The Tenant must ratify and confirm all actions the attorney lawfully does.

(4)	The Tenant acknowledges that the easements or other rights over the Land as at the date of this lease do not have a material and adverse effect on the Tenant’s rights in the Premises or its use and enjoyment of the Building or the Common Area.

16.	Work health and safety

16.1	Acknowledgment by Tenant

The Tenant acknowledges that:

(1)	it is the relevant duty holder under the WHS Law with responsibility for all health and safety matters in connection with the Tenant’s use of the Premises other than in relation to the matters set out in clauses 11.7(1)(a)(i), 11.7(1)(a)(ii), 16.2(7) and 16.2(9)(c);

(2)	the Landlord has no control or influence over health and safety matters in connection with the Tenant’s use of the Premises other than in relation to the matters set out in clauses 11.7(1)(a)(i), 11.7(1)(a)(ii), 16.2(7) and 16.2(9)(c);

(3)	it has management and control of the Premises for the purposes of the WHS Law;

(4)	if the Work includes a ‘construction project’ (as defined in the WHS Law) it will have principal contractor obligations under the WHS Law in respect of the Work, unless it engages another person as principal contractor and authorises the person to have the necessary management and control of the Premises to perform their duties as principal contractor and to discharge the duties of a principal contractor including under Chapter 6 of the Work Health & Safety Regulation 2017 (NSW);

(5)	it must comply with the WHS Law in relation to the Premises, any Work and any other activities on the Premises (including the obligations of a principal contractor when applicable and the obligations of a person with management and control of the Premises);

(6)	there are risks and hazards associated with the Work;

(7)	it will ensure it obtains information about risks and hazards at or in the vicinity of the Premises and that it provides information that it has about risks and hazards at or in the vicinity of the Premises to any person engaged by or on behalf of the Tenant to carry out Work and, to the extent that information did not come from the Landlord, the Landlord;

(8)	it provides to the Landlord information it receives from designers of Work concerning hazards relating to the design of the Work or conditions of use applicable to the Work;

(9)	the Landlord will not be responsible for the provision of any safety training or inductions, other than to persons engaged directly by the Landlord or as set out in clause 11.7(1)(a)(ii); and

(10)	the Tenant is responsible for all costs associated with performing the role of principal contractor.

16.2	Obligations of Tenant

The Tenant must:

(1)	as required by the WHS Law, have adequate systems in place to assess and eliminate all risks and hazards associated with the Premises and any Work as required by the WHS Law;

(2)	as required by the WHS Law, ensure that where risks and hazards associated with the Premises and any Work cannot be eliminated, the Tenant does or procures to be done, all things reasonable to ensure the risks and hazards involved are adequately controlled and minimised;

(3)	provide appropriate induction and training concerning working in the Premises, to any persons the Tenant engages or supervises;

(4)	ensure that the Tenant and all persons engaged by it or on behalf of the Tenant comply with the requirements of the WHS Law, are briefed in the Landlord’s emergency evacuation requirements and are familiar with and comply at all times with any manuals, policies, procedures or rules formulated from time to time by the Landlord, including the Site Induction Manual and Tenant Fitout Design Criteria;

(5)	ensure that only qualified persons who satisfy the requirements of clause 11.7(1)(a) are engaged by or on behalf of the Tenant to carry out the Work;

(6)	consult, cooperate and coordinate activities with all other persons who have a work health and safety duty in relation to the same matter, including the Landlord where relevant;

(7)	immediately comply with directions on safety issued by any relevant Authority or by the Landlord;

(8)	ensure that any building products used in connection with the Work are safe for their intended use;

(9)	not carry out the Work without:

(a)	providing the Landlord at least 2 Business Days’ notice (including a description of the scope of the Work) of the intention to commence the Work;

(b)	provide the Landlord with information relevant to the Work requested by the Landlord, which may include any or all of the following:

(i)	permits to be completed prior to commencement;

(ii)	detailed drawings;

(iii)	specialist/consultant design/ specifications;

(iv)	Safety Data Sheets;

(v)	Safe Work Method Statements or safety plans; and

(vi)	the verification of insurances and licences; and

(c)	receiving approval from the Landlord prior to proceeding with the Work;

(10)	if it engages another person as principal contractor under the WHS Law:

(a)	ensure that the person fulfils its obligations as principal contractor under the WHS Law; and

(b)	impose obligations on the principal contractor in the terms of this clause 16;

(11)	if the Work includes a ‘construction project’ (as defined in the WHS Law), ensure that a site specific WHS management plan is prepared for the Premises and any Work (and any area in the vicinity of the Premises and any Work which may be used or affected by the performance of the Work) before the Works commence, which complies with all relevant laws. The WHS management plan must include, as a minimum:

(a)	a WHS policy statement;

(b)	a statement of responsibilities listing the names, positions and responsibilities of all personnel which will have specific responsibilities for WHS;

(c)	arrangements in place for consultation, co-operation, and co-ordination of activities with other duty holders carrying out work where the construction project is being undertaken;

(d)	details of the arrangements for ensuring compliance with the requirements for WHS induction training;

(e)	details of the arrangements for managing WHS incidents and the identity of and contact details for the person or persons who will be available to prevent, prepare for, respond to and recover from WHS incidents;

(f)	any site safety rules and details of the arrangements for ensuring that all persons at the Premises (whether employees or visitors) and/or involved in the Works are informed of the rules;

(g)	arrangements for the collection and any assessment, monitoring and review of safe work method statements for all work activities assessed as having safety risks (the safe work method statements are to be no greater than one year old);

(h)	competency certificates and licences of personnel performing the Works;

(i)	a hazardous substance register for chemicals stored or used at the Premises; and

(j)	material safety data sheets for hazardous chemicals (the data sheets are to be no greater than five years old);

(12)	provide a copy of the WHS management plan under clause 16.2(11) to the Landlord:

(a)	prior to commencing the Works; and

(b)	if any change is made to the WHS management plan during the course of the Works;

(13)	ensure that the WHS management plan under clause 16.2(11) is maintained and kept up to date during the performance of the Works;

(14)	ensure that a copy of the WHS management plan under clause 16.2(11) is available for inspection during the performance of the Works by any personnel working at the Premises, by any personnel about to commence work at the Premises and by the Landlord or any person nominated by the Landlord;

(15)	promptly provide all notices and correspondence concerning work health and safety, including any notices and correspondence issued by a relevant Authority, to the Landlord within 1 Business Day after the receipt of such notice or correspondence;

(16)	report all incidents notifiable under WHS Law arising from the Premises or the Work to the relevant Authority (and provide written evidence of the notification to the Landlord as soon as practicable);

(17)	promptly notify the Landlord forthwith, and in any event within 1 Business Day after any:

(a)	incident notifiable under WHS Law arising from the Premises or the Works;

(b)	hazards, risks or incidents causing:

(i)	loss or damage to the Premises or the Works; and/or

(ii)	any serious lost time injury or any injury where off site medical treatment is required;

(c)	incident involving a near miss which, but for the near miss, could have caused:

(i)	loss or damage to the Premises or the Works; and/or

(ii)	any serious lost time injury or any injury where off site medical treatment is required,

and provide the Landlord with reasonably requested additional information in respect of the incident and immediately provide the Landlord with a copy of an incident report; and

(18)	do all things necessary to ensure the Landlord complies with its obligations under the WHS Law in relation to the Premises and any Work.

16.3	Indemnity

To the fullest extent permitted by law, the Tenant indemnifies the Landlord against liability or loss arising from, or cost incurred in connection with, any breach by the Tenant of its obligations under clause 16 or of the obligations applicable to a principal contractor (whether it be the Tenant or a third party engaged by the Tenant).

17.	Cleaning the Premises

17.1	Tenant must keep Premises clean and tidy

The Tenant must keep the Premises tidy and free of vermin and comply with the Landlord’s directions about refuse removal and recycling.

17.2	Landlord may provide cleaning service

(1)	The Landlord may elect to provide at the Tenant’s expense a cleaning service for the Premises and arrange for refuse to be removed from the Premises regularly.

(2)	If the Landlord elects to provide a cleaning service for the Premises, the Tenant must give the Landlord’s cleaners access to clean the Premises (including window cleaning) at reasonable times including during the Building Hours and must not use any cleaning service other than that provided by the Landlord.

(3)	The Landlord and the Manager are not liable for any loss or damage to the Premises, the Tenant’s Property or any other property in the Premises suffered by the Tenant, or any person claiming through or under the Tenant in connection with the Landlord’s exercise of its rights under clause 17.2.

(4)	The Landlord is under no obligation or liability arising from any failure on the part of the Landlord to clean or remove rubbish from the Building nor shall any such failure give rise to any claim for abatement of Rent, the Cleaning Charge or any other amount payable under this lease.

18.	Access Cards

(1)	The Tenant acknowledges that, in accordance with the Agreement for Lease, the Landlord provided the Tenant with one pre-programmed access card to the Premises and the Building per 8 square metres of the Lettable Area at no charge to the Tenant.

(2)	The Tenant agrees that the Landlord may:

(a)	conduct audits of all of the Tenant’s access cards;

(b)	de-activate any access card where the Landlord deems it is reasonably necessary to do so for the safety or security of any person; and

(c)	upgrade the security system for the Building.

(3)	On the earlier of the Expiry Date and the date this lease ends, the Tenant must return to the Landlord all of the access cards allocated to the Tenant by the Landlord at no cost at the Commencement Date and any additional access cards paid for by the Tenant during the Term. Any missing access cards must be paid for by the Tenant.

(4)	The Landlord will not charge the Tenant an additional cost for any mobile phone application based security software installed after the Commencement Date.

19.	If the Building or Premises are damaged, destroyed, or resumed

19.1	If damaged or destroyed

(1)	If the Premises or the Building or both are damaged or destroyed, and as a result the Tenant cannot use or access the Premises, the Tenant may ask the Landlord to re-build either or both of them. Meanwhile the Tenant must continue to use any part of the Premises that is reasonably useable, safe and accessible.

(2)	If the Landlord does not begin rebuilding the Building or the Premises within a reasonable time after the Tenant asks, or if the Landlord decides not to re-build the Premises or the Building and gives notice of this to the Tenant, the Tenant or the Landlord may end this lease by at least 5 Business Days’ notice to the other.

(3)	The Landlord is not obliged to rebuild or restore either the Premises or the Building on the occurrence of an event under clause 19.1(1) even if the Tenant makes a request to do so, but the Landlord may elect to do so.

(4)	The Landlord is not liable to pay the Tenant compensation, but the Landlord must reduce the Rent and any other money by a reasonable amount depending on the type and extent of the damage or destruction, from the date of the damage or destruction until the Premises are again fit for use, or this lease is ended.

(5)	Despite clauses 19.1(2) and 19.1(4), the Tenant cannot end this lease and must continue to pay the whole of the Rent and all other money to the extent permitted by law up to the Expiry Date if:

(a)	the Tenant caused or contributed to the damage or destruction; or

(b)	the Landlord’s insurer is not legally required to pay for the rebuilding/reinstatement because the Tenant caused or contributed to the damage or destruction.

19.2	If resumed

If a competent Authority resumes the Premises or the Building, and this makes the Premises unfit for the Tenant’s use, the Landlord may give the Tenant a notice terminating this lease and the Landlord is not liable to pay the Tenant any compensation.

20.	Risks and insurances

20.1	The Tenant must have insurance

(1)	The Tenant must have with a Reputable Insurer adequate current insurance for all the following:

(a)	public liability insurance policy for the amount specified in Item 15, or such higher amount as the Landlord reasonably requires, in respect of any one occurrence and unlimited in respect of the number of occurrences;

(b)	industrial special risks policy for the usual risks (including flood) and covering the Landlord’s Property, the Tenant’s Property and leasehold improvements for their full value and including business interruption insurance for a minimum period of 24 months or such greater amount that will reimburse the Tenant for direct and indirect loss of earnings and extra expense for the usual risks and other perils commonly insured against by prudent tenants;

(c)	if and when the Tenant is effecting works in or alterations to the Premises, contract works material damage insurance to the value of the Tenant’s Property;

(d)	internal plate glass for its replacement value;

(e)	worker’s compensation insurance; and

(f)	any other insurance reasonably required by the Landlord, or required by any Authority or under any law.

(2)	The Tenant must:

(a)	in respect of public liability insurance detailed in clause 20.1(1)(a) and the contract works insurance detailed in clause 20.1(1)(c) include the Landlord and any other person nominated by the Landlord, as a joint insured and loss payee; and

(b)	ensure that the Tenant’s insurances include any terms and conditions that the Landlord (acting reasonably) requires;

(c)	on 1 July in each year and whenever the Landlord (acting reasonably) asks, give the Landlord proof that the Tenant has complied with this clause 20.1 and give the Landlord a copy of each certificate of currency of insurance and each insurance policy that the Tenant is required to effect under this lease (Required Insurance); and

(d)	notify the Landlord immediately if the Required Insurance is cancelled or an event occurs which may allow a claim or affect rights under a Required Insurance policy in connection with the Premises, the Building or property in them.

(3)	The Tenant must not do or omit to do anything that:

(a)	may make any of the Landlord’s or the Tenant’s insurances invalid or able to be cancelled; or

(b)	may increase the Landlord’s insurance premium, unless the Tenant informs the Landlord and pays the increased premium.

(4)	Despite any other provision of this lease, the public liability insurance policy which the Tenant is required to effect under clause 20.1(1)(a) need only extend to indemnify the Landlord where the circumstances giving rise to the claim for indemnity:

(a)	arise out of, or in connection with, the Premises or this lease; and

(b)	are not circumstances where the Landlord is the sole party responsible for the cause of the event or events giving rise to the liability or potential liability.

20.2	The Tenant releases and indemnifies the Landlord and the Manager

(1)	The Tenant accepts the condition of the Premises on the Commencement Date and occupies and uses the Premises at the Tenant’s own risk. The Tenant also carries out work in the Premises at the Tenant’s own risk.

(2)	The Tenant releases the Landlord and the Manager from, and agrees that the Landlord and the Manager are not liable for liability or loss arising from, or costs incurred in connection with:

(a)	damage, loss, injury or death; or

(b)	anything the Landlord or the Manager is permitted or required to do under this lease,

except to the extent that the Landlord or the Manager cause this by a negligent act or omission.

(3)	The Tenant indemnifies the Landlord and the Manager against any action or demand due to any damage, loss, injury or death caused or contributed to by:

(a)	the Tenant’s act, omission, default or negligence;

(b)	the Tenant’s use or occupation of the Premises, the Building or the Land;

(c)	any breach of this lease by the Tenant;

(d)	any breach of any warranty of this lease by the Tenant;

(e)	the overflow or leakage of water or any other harmful substance or thing into or from the Premises; or

(f)	the Tenant’s interference with the Services to the Premises or the Building,

except to the extent that the Landlord or the Manager cause this by a negligent act or omission.

(4)	The Tenant indemnifies the Landlord and the Manager against any action or demand due to any damage, loss, injury or death caused or contributed to by the Landlord doing anything which the Tenant must do under this lease, but has not done or has not done properly.

(5)	Each indemnity in this clause 20.2 is independent from the Tenant’s obligations under this lease and does not end when this lease ends. The Landlord may enforce an indemnity before incurring an expense.

21.	Guarantee and indemnity

21.1	Defined terms

In this clause 21:

(1)	Guaranteed Money means all money that the Tenant is or may at any time be liable (actually, prospectively or contingently) to pay to the Landlord under or in connection with:

(a)	this lease (including the Tenant’s default); and

(b)	the Tenant’s occupation of the Premises,

and includes money which the Tenant would be liable to pay but for its insolvency.

(2)	lease includes any overholding under it and extension and renewal of it and includes any Related Agreement and any holding over under a Related Agreement or extension or renewal of a Related Agreement.

21.2	Consideration

The Guarantor gives this guarantee and indemnity in consideration of the Landlord agreeing to enter into this lease at the Guarantor’s request.

21.3	Guarantee

The Guarantor irrevocably and unconditionally guarantees to the Landlord that the Tenant will:

(1)	pay the Guaranteed Money on time; and

(2)	comply on time with the Tenant’s obligations under this lease and in connection with the Tenant’s occupation of the Premises.

21.4	Payment under guarantee

If the Tenant does not:

(1)	pay the Guaranteed Money; or

(2)	comply with the Tenant’s obligations under this lease or in connection with the Tenant’s occupation of the Premises,

on time, the Guarantor must on demand pay that money to the Landlord or comply with those obligations or both, as the case may be, whether or not the Landlord has demanded that the Tenant pay or comply.

21.5	Indemnity

As an additional obligation of the Guarantor which the Landlord may enforce separately from the guarantee in clause 21.3, the Guarantor irrevocably and unconditionally indemnifies the Landlord against, and undertakes as principal debtor to pay the Landlord on demand a sum equal to all liability, loss, penalties, costs, charges and expenses directly or indirectly arising from or incurred in connection with:

(1)	the Tenant not paying the Guaranteed Money on time;

(2)	the Tenant not complying on time with the Tenant’s obligations under this lease or in connection with its occupation of the Premises; and

(3)	the Landlord not being able to recover all of the Guaranteed Money from the Tenant or enforce all of the Tenant’s obligations under this lease or in connection with the Tenant’s occupation of the Premises for any reason, whether or not the Landlord or the Guarantor knew or should have known about a fact or circumstance that gives rise to a claim under this indemnity. It is not necessary for the Landlord to incur expense or make a payment before enforcing this indemnity.

21.6	Extent of guarantee and indemnity

The guarantee and indemnity in this clause 21:

(1)	is independent of and in addition to any other guarantee, indemnity or security the Landlord holds and are continuing and are not discharged by any one payment and may not be terminated by the Guarantor; and

(2)	continue until the Landlord unconditionally releases the Guarantor in writing or until all of the Guarantor’s obligations under this clause 21 are complied with.

21.7	Liabilities and rights not affected

The Guarantor’s liabilities as a guarantor, indemnifier and principal debtor, and the Landlord’s rights, under this clause 21 are not affected by anything which might otherwise affect them including but not limited to:

(1)	the Landlord giving time or any other concession to the Tenant, the Guarantor or any other person;

(2)	the Landlord abandoning or transferring any right, compromising with or releasing the Tenant or any person named as Guarantor;

(3)	the Landlord’s acquiescence, delay or mistake;

(4)	the variation, assignment, extension, renewal, surrender, rescission, termination or expiry of this lease;

(5)	this lease not being effective as a lease for the Term;

(6)	any change in the Tenant’s occupation of the Premises;

(7)	a liquidator or a trustee in bankruptcy disclaiming this lease;

(8)	the Tenant, if a corporation, being wound up or dissolved;

(9)	the Tenant, if an individual, being declared bankrupt or dying;

(10)	the Landlord obtaining judgment against the Tenant or any person named as Guarantor for money secured under this clause 21;

(11)	the obligations of a person named as Guarantor being partly or wholly unenforceable for any reason;

(12)	any person named as Guarantor not executing this lease and indemnity or not executing it correctly; and

(13)	the Guarantor being wholly or partly released from its obligations for any other reason.

21.8	Guarantor’s rights waived

So far as it legally can, the Guarantor waives:

(1)	any right it has of requiring the Landlord to proceed against or enforce any right against the Tenant or any other person before claiming against the Guarantor under this clause 21;

(2)	any claim, right of set off or counterclaim or any defence which might reduce or discharge the Guarantor’s liability under this clause 21; and

(3)	any legal or equitable rights it has that are inconsistent with its obligations under this clause 21.

21.9	Guarantor’s rights suspended

Until the Landlord:

(1)	has received all the Guaranteed Money;

(2)	is satisfied that it will not have to repay any of it; and

(3)	is satisfied that all the Tenant’s obligations under this lease and in connection with the Tenant’s occupation of the Premises have been complied with,

the Guarantor must not:

(4)	claim for any reason to have a right to the benefit of the guarantee or security the Landlord holds in connection with this lease;

(5)	make a claim or enforce a right against the Tenant or its property; or

(6)	prove or claim or exercise voting rights if a liquidator, provisional liquidator, administrator or trustee in bankruptcy is appointed in respect of the Tenant.

21.10	Costs

The Guarantor must pay the Landlord on demand for:

(1)	the Landlord’s costs, charges and expenses (including but not limited to legal costs, charges and expenses on a full indemnity basis whether incurred by or awarded against the Landlord) in connection with this guarantee and the indemnity including but not limited to its enforcement; and

(2)	all taxes, duties, imposts and charges in connection with the guarantee and indemnity or any transaction contemplated by it.

21.11	Interest

(1)	If the Guarantor is late in paying the Landlord any money, the Landlord may charge interest on it at a rate equal to 2% above the rate specified in Item 16 of the Reference Schedule.

(2)	The Landlord calculates the interest on any unpaid money on each day from the day the unpaid money was due until the day it is paid in full and on the last day of each month, the Landlord adds the interest to the unpaid money, and charges interest on the total amount.

21.12	Reinstatement of guarantee

If any payment or other transaction in connection with this lease or this clause 21 is void, voidable, unenforceable or defective or is claimed to be so and that claim is upheld or settled then:

(1)	the liability of the Guarantor is to be what it would have been if the payment or other transaction had not been made; and

(2)	immediately after the Landlord requests it, the Guarantor must do everything necessary to put the Landlord back into the position it would have been if the payment or other transaction was not void, voidable, unenforceable or defective.

21.13	Assignment

The Landlord may assign its rights under this clause 21 to any person to whom it transfers the Land or assigns its interest in this lease.

22.	Rules of the Building

(1)	The Rules are part of this lease and the Tenant must obey them.

(2)	The Landlord may change the Rules in its absolute discretion as the Landlord thinks necessary or desirable. The Landlord must give the Tenant a copy of the changed Rules.

(3)	If a term of this lease and a Rule are inconsistent, the term of this lease prevails.

(4)	The Landlord may exclude any person from the Building if that person does not obey the Rules.

(5)	The Landlord is not liable for any enforcement or non-enforcement of the Rules or any of them.

23.	Breach of this lease

23.1	How the Tenant breaches this lease

The Tenant breaches this lease if:

(1)	the Tenant disobeys or otherwise fails to perform any term of this lease or any Related Agreement;

(2)	the Tenant repudiates this lease;

(3)	the Tenant or any Guarantor, being an individual, becomes bankrupt, commits an act of bankruptcy or brings his or her estate within the operation of any law relating to bankruptcy;

(4)	the Tenant or any Guarantor is a corporation and:

(a)	an order is made or a resolution passed that the corporation be wound up (except for the purpose of reconstruction or amalgamation with the written consent of the Landlord);

(b)	an order is made or a meeting is called for the appointment of a provisional liquidator, a liquidator or an administrator to the Tenant or any Guarantor; or

(c)	an administrator, a receiver, a manager or an inspector is appointed in respect of the Tenant or any Guarantor for any of the assets of the Tenant or any Guarantor;

(5)	the Tenant or any Guarantor makes an assignment for the benefit of or enters into any arrangement or composition with the party’s creditors;

(6)	the Tenant or any Guarantor is insolvent within the meaning of the Corporations Act;

(7)	a person is entitled to enforce any Security over, including being entitled to the possession or control of any of the assets of the Tenant or any Guarantor;

(8)	execution is levied against the Tenant or any Guarantor and is not discharged within 20 Business Days; or

(9)	the interest of the Tenant or any Guarantor under this lease is attached to or taken in any legal process.

23.2	If the Tenant breaches this lease

(1)	If the Tenant breaches this lease the Landlord may do any one or more of the following:

(a)	end this lease and any Related Agreement;

(b)	re-enter and take possession of the Premises;

(c)	recover from the Tenant or the Guarantor any loss the Landlord suffers due to the Tenant’s breach;

(d)	use the bank guarantee (see clause 9.1(3)) to recover any loss that the Landlord claims (in good faith) that it has suffered due to the Tenant’s breach; or

(e)	exercise any of the Landlord’s other legal rights.

(2)	If the Landlord is required by law to give any notice to the Tenant before acting in accordance with clauses 23.2(1)(a) or 23.2(1)(b), to the extent permitted by law, the parties agree that 14 days is the period set for the Tenant’s compliance with that notice.

23.3	What the Landlord may do if the Tenant breaches an essential term

(1)	If the Tenant breaches an essential term of this lease and the Landlord re-enters and takes possession of the Premises, the Landlord may recover all money payable by the Tenant under this lease up to the Expiry Date. The Landlord must take all reasonable measures to minimise the Landlord’s loss.

(2)	The essential terms for this clause are any obligation of the Tenant to pay money under this lease and clauses 9.1(1), 9.1(2), 9.1(5), 10.1 10.2, 10.4, 10.8, 11.1, 11.2, 11.3(1), 11.4, 11.6, 11.11, 14.9, 17.1, 20.1, 25.17 and 26.

23.4	If the Landlord breaches this lease

If the Landlord breaches this lease, the Tenant must give the Landlord a notice specifying the details of the breach and requiring the Landlord to remedy the breach.

24.	Notices

24.1	Requirement for writing and signature

A notice, consent or approval required by this lease:

(1)	must be in writing;

(2)	subject to clause 24.3(3), must be signed by the party giving the notice or that party’s solicitor; and

(3)	if given by the Landlord, may be signed by the Landlord or on behalf of the Landlord by the Manager or any other person nominated by the Landlord to the Tenant as able to sign communications.

24.2	Serving notices

(1)	The Landlord may only serve a notice on the Tenant by:

(a)	giving it to the Tenant personally;

(b)	sending it by email to the email address in Item 2 of the Reference Schedule; or

(c)	leaving it at, or posting it to the Premises or the address in Item 2 of the Reference Schedule.

(2)	The Tenant or Guarantor may only serve a notice on the Landlord by leaving it at, or posting it, to the addresses in Item 1 of the Reference Schedule.

(3)	The Landlord may only serve a notice on the Guarantor by:

(a)	giving it to the Guarantor personally;

(b)	sending it by email to the email address in Item 3 of the Reference Schedule; or

(c)	leaving it at, or posting it to the Guarantor’s address in Item 3 of the Reference Schedule.

(4)	The Landlord, the Tenant and the Guarantor may only change an address for the service of notices under this lease by notice to the other parties to this lease.

24.3	When effective

A notice or communication will take effect:

(1)	if given personally - on the day the communication is given provided the notice or communication is given by 4.00pm on that day or, if given after 4.00pm, the notice or communication will take effect from the next Business Day;

(2)	if sent by email - on the day the communication is sent provided that the communication is sent by 4.00pm on that day or if the email is sent after 4.00pm, the notice or communication will take effect from the next Business Day; or

(3)	if sent - the fourth Business Day after the notice or communication is sent.

25.	Other matters

25.1	No caveat

The Tenant must not lodge or maintain a caveat on any title to the Land or allow a caveat lodged by a person claiming through the Tenant to be lodged or maintained against or remain on any title to the Land. The Tenant must immediately notify the Landlord of the existence of a caveat on any title to the Land if the Tenant is or becomes aware of a caveat being lodged against or on any title to the Land.

25.2	Confidentiality

The Tenant and the Guarantor acknowledge that the terms and conditions of this lease and any Related Agreement constitute an asset of value to the Landlord and agrees not to disclose any dealings concerning this lease or any terms or conditions of this lease to any third person without the Landlord’s consent, except for the purposes of the Tenant’s or Guarantor’s own financial, accountancy or tax records or unless compelled to do so by law or, if this lease is to be registered, for the purpose of registering this lease.

25.3	Validity of Manager’s actions

The Manager may do anything that the Landlord may or must do in this lease.

25.4	Saturdays, Sundays and public holidays

Anything to be done on a Saturday, Sunday or a public holiday in the State may be done on the next Business Day.

25.5	Complete agreement

This lease and any Related Agreement are the full agreement between the Landlord, the Tenant and the Guarantor. The Tenant and the Guarantor agree that no matter was discussed or circumstance represented about the Premises or the Building or this lease that is not included in this lease or any Related Agreement.

25.6	No warranties

The Tenant warrants that no promise, representation, warranty or undertaking has been given by the Landlord or its agents concerning the suitability of the Land, the Building or the Premises for any use or for any business to be carried on in the Premises.

25.7	Severance of invalid and other provisions

If any provision of this lease is void, voidable, unenforceable or illegal, then it is to be severed from this lease and the remainder of this lease will continue with full force and effect. The Landlord may modify or amend any provision of this lease so that it is no longer void, voidable, unenforceable or illegal to place the parties in as similar a position as is possible if the provision was not void, voidable, unenforceable or illegal.

25.8	Provisions survive lease

Each provision in this lease that can be performed either:

(1)	before this lease ends; or

(2)	when this lease ends,

survives the end of this lease and must be performed even if this lease has ended.

25.9	Waiver and variation

A waiver or variation of any provision of or a right under this lease must be in writing signed by the party entitled to the benefit of that provision or right.

25.10	No waiver

It is not a waiver of a breach of this lease or of the Landlord’s rights under this lease if the Landlord:

(1)	does not exercise or partly exercises or delays exercising a right;

(2)	gives a concession to the Tenant or accepts a late payment; or

(3)	attempts to mitigate its loss.

25.11	Prior breaches

The expiry or termination of this lease does not affect rights in connection with a breach of this lease.

25.12	Approvals or consent

Unless this lease expressly says otherwise, the Landlord may in its absolute discretion approve or consent under this lease, conditionally or unconditionally, or partly, or not approve or consent.

25.13	Supervening legislation

If the Landlord’s rights under this lease are adversely affected by any present or future legislation that varies the Tenant’s rights or obligations under this lease, then so far as the law allows, that legislation is excluded.

25.14	Further assurances

The Tenant and the Guarantor must do everything the Landlord reasonably requires to:

(1)	bind the Tenant and the Guarantor under this lease;

(2)	allow the Landlord to exercise a right under this lease; and

(3)	give full effect to this lease,

including, in relation to any Security in favour of the Landlord, anything necessary for the purposes of:

(4)	ensuring that Security is enforceable, perfected and otherwise effective;

(5)	enabling registration, or giving notification, in connection with that Security so that Security has priority; or

(6)	exercising rights in connection with that Security.

25.15	PPSA

(1)	The Tenant waives its right to receive any verification statement (or notice of any verification statement) in respect of any financing statement or financing change statement relating to any Security in favour of the Landlord created under this lease.

(2)	Neither party is permitted to disclose any information under section 275(4) of the PPSA, unless section 275(7) of the PPSA applies.

(3)	The Landlord and Tenant contract out of the Landlord’s obligation to dispose of or retain collateral under section 125 of the PPSA, and the Tenant’s right to receive any notice under section 130 and section 135 of the PPSA and to receive any statement and account under section 132 of the PPSA.

25.16	Landlord’s certificate

A certificate from the Landlord or the Manager stating that an amount is owing or an event has occurred is taken to be correct unless the contrary is proved.

25.17	If Tenant is trustee

(1)	If on or after the Commencement Date, the Tenant holds this lease as trustee, then, even if the Landlord is not aware of the trust, this clause 25.17 applies.

(2)	The Tenant:

(a)	warrants it has power under the trust to enter into this lease and any Related Agreement;

(b)	warrants it has a right of indemnity under the trust;

(c)	assigns any right of indemnity it has under the trust to the Landlord and must do anything necessary to give effect to the assignment;

(d)	must not do anything to prejudice any right of indemnity it has under the trust;

(e)	must not breach the trust;

(f)	warrants it enters into this lease and any Related Agreement in the due administration of the trust; and

(g)	must do anything necessary to make available the assets of the trust to rectify a default of this lease and any Related Agreement and compensate the Landlord for the default.

26.	Limitation of liability

26.1	Capacity of Brookfield 388 Landowner Pty Ltd

(1)	The Trustee enters into this lease only in its capacity as Trustee of the Trust.

(2)	Subject to clause 26.1(4):

(a)	a liability arising under or in connection with this lease (or the transactions contemplated by it) is limited and can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability; and

(b)	the limitation in clause 26.1(2)(a) applies despite any other provisions of this lease.

(3)	Subject to clause 26.1(4), no party shall:

(a)	sue the Trustee in any capacity other than as Trustee of the Trust;

(b)	seek to appoint or take any steps to procure or support the appointment of a receiver, a receiver and manager, a liquidator, a provisional liquidator, an administrator or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee (except in relation to property of the Trust);

(c)	enforce or seek to enforce any judgment in respect of any liability arising under or in connection with this lease (or the transactions contemplated by it) against any property of the Trustee other than property held by the Trustee as trustee of the Trust.

(4)	The limitations in clauses 26.1(1), 26.1(2) and 26.1(3) do not apply to any liability of the Trustee to the extent that the liability is not satisfied because, under the constitution of the Trust or by operation of law there is a reduction in the extent of the Trustee’s indemnification out of the assets of the Trust, as a result of the Trustee’s fraud, negligence or breach of trust (involving its wilful default or lack of good faith).

(5)	This clause 26.1 applies despite any other provision of this lease or any provision of law or equity to the contrary.

(6)	In clause 26.1:

(a)	Trustee means Brookfield 388 Landowner Pty Ltd ACN 604 341 746; and

(b)	Trust means any trust in respect of which Brookfield 388 Landowner Pty Ltd enters into this lease as Trustee (if applicable).

26.2	Capacity of IOF Custodian Pty Limited

(1)	IOF Custodian Pty Limited ACN 090 814 645 (Custodian) enters into this lease solely in its capacity as trustee of the Trust and in no other capacity. For the purposes of this clause 26.2, Trust means George Street Sydney Trust ABN 29 545 902 889 or any other trust or trusts notified in writing by the Custodian to the Tenant.

(2)	A liability arising under or in connection with this lease can be enforced against the Custodian only to the extent to which it can be satisfied out of the property of the Trust out of which the Custodian is actually indemnified for the liability.

(3)	The limitation of the Custodian’s liability contained in this clause 26.2 applies notwithstanding any other provisions of this lease and extends to all liabilities, conduct and obligations of the Custodian in connection with this lease.

(4)	The Tenant and any other party to this lease may not sue the Custodian in any capacity other than as trustee of the Trust, including seeking the appointment to the Custodian of a receiver (except in relation to the property of the Trust), a liquidator, administrator or any other similar person.

(5)	The provisions of this clause 26.2 will not apply to any liability or obligation of the Custodian to the extent that as a result of the Custodian’s own fraud, negligence or breach of trust in relation to that obligation or liability, there is a reduction in the extent of its indemnification out of the assets of the Trust because of the operation of the law or the application of any provision of the Trust’s constitution.

27.	Option

27.1	Notice for Further Term

(1)	The Tenant is entitled to lease the Premises for a further term of three years (Further Term) subject to the provisions of this clause 27.

(2)	At least six (6) months before the Expiry Date, subject always to clause 27.1(3), the Tenant must tell the Landlord by notice in writing if the Tenant wishes to lease the Premises for the Further Term.

(3)	The Landlord may reject a notice from the Tenant under clause 27.1(2) if the Tenant:

(a)	is in unremedied breach of this lease when the Tenant gives the notice under clause 27.1(2) or on the Expiry Date; or

(b)	has persistently breached this lease throughout the Term.

27.2	Lease for Further Term

If the Tenant gives the Landlord a notice under clause 27.1(2) and clause 27.1(3) does not apply, the Tenant must take and the Landlord must grant a lease of the Premises for the Further Term that is on the same terms as this lease except that:

(1)	the term will be as specified in clause 27.1(1);

(2)	the commencement date in Item 7 of the Reference Schedule will be replaced with the date being the first day of the Further Term and the expiry date in Item 8 of the Reference Schedule will be replaced with the date being the final day of the Further Term;

(3)	the Rent at the Commencement Date of the Further Term will be determined in accordance with clause 6 of the lease, and for the balance of the Further Term will be as specified in the new Item 10 of the Reference Schedule;

(4)	the amount of any bank guarantee will be recalculated based on the amount of the Rent, Tenant’s Share of Outgoings, Cleaning Charge and all recurrent charges payable under any Related Agreements payable as at the commencement date of the Further Term; and

(5)	this clause 27 must be deleted and replaced with “Not Used”.

27.3	Rent until determination

If the Rent to apply from the Commencement Date of the Further Term is not determined before that date, then:

(1)	until it is determined, the Tenant must continue paying instalments of Rent at the rate applicable at the Expiry Date; and

(2)	on the next date for payment of Rent after the Rent is determined:

(a)	if the Rent increases from the rate applicable at the Expiry Date, the Tenant must pay any shortfall for the period from the Commencement Date of the Further Term until the next date for payment of Rent; and

(b)	if the rent decreases from the rate applicable at the Expiry Date, the Landlord must credit to the Tenant any overpayment by the Tenant for the period from the Commencement Date of the Further Term until the next date for payment of Rent.

27.4	Incentive Component

(1)	The Landlord must provide to the Tenant an amount equal to the Incentive Component agreed or determined in accordance with clause 6 of this Lease, by way of (at the election of the Tenant):

(a)	Rent abatement, decreasing each instalment of Rent payable during the Further Term by an equal amount;

(b)	a contribution towards Tenant’s works or alterations to the Premises; or

(c)	a combination of the methods listed in clauses 27.4(1)(a) and 27.4(1)(b).

(2)	If the Tenant does not make an election under clause 27.4 before the relevant Review Date, then the Incentive Component will be applied as rent abatement decreasing each instalment of Rent payable during the Further Term by an equal amount.

27.5	No Further Term

If:

(1)	the Tenant does not give the notice under clause 27.1(2); or

(2)	the Landlord has rejected a notice from the Tenant in accordance with clause 27.1(3) this lease ends on the Expiry Date.

28.	Foreign Investment Approval

The Tenant warrants to the Landlord that:

(1)	the Tenant is not required to notify and obtain a prior no objection notification for its entry into this Lease under the Foreign Acquisitions and Takeovers Act 1975 (FIRB Act); or

(2)	the Tenant has been issued an exemption certificate by the Foreign Investment Review Board in relation to its acquisition of an interest in the Premises under this Lease; or

(3)	the Tenant has received a written no objection notification (a copy of which will be provided by the Tenant to the Landlord on the date of this Lease) from the Treasurer of the Commonwealth of Australia (Treasurer) or their delegate in respect of this Lease (whether on conditions acceptable to the Tenant or not); or

(4)	following notice of the proposed acquisition of an interest in the Premises under this Lease having been given by the Tenant to the Treasurer under the FIRB Act, the Treasurer has ceased to be empowered to make any order under Part 3 of the FIRB Act because the applicable time limit on making orders and decisions under the FIRB Act has expired.

29.	Signage

29.1	Signage

(1)	The Tenant is entitled to foyer signage on the ground floor lobby directory board in the form of its trading name.

(2)	Notwithstanding Rule 38, the initial supply, design, installation and removal of the signage referred to in this clause 29.1(1) will be borne by the Landlord, but if the Tenant makes further changes any additional cost will be met by the Tenant.

Schedule 1– Rules

These are the Rules at the Commencement Date. They may change under clause 22.

1.	Rule 1: Contact point

1.1	The Tenant must tell the Manager the Tenant’s contact address and telephone number for all emergencies. The Tenant must keep the Landlord up to date with any changes at all times.

2.	Rule 2: Security

2.1	The Tenant must do the Tenant’s best to keep the Premises safe and secure, and to protect them against theft and malicious damage. The security of the Premises is the Tenant’s responsibility.

2.2	The Tenant must make sure all doors and openings are locked or shut securely whenever the Premises are unoccupied.

2.3	The Landlord may enter the Premises for any purposes concerning the security of the Premises.

2.4	The Landlord may exclude from the Building any person that the Landlord reasonably believes may constitute a security risk to the Building or persons or property in the Building.

3.	Rule 3: Hours of opening and closing

3.1	The hours of the Building are specified in Item 17 of the Reference Schedule. If the Tenant seeks access to the Premises outside the hours of the Building specified in Item 17 of the Reference Schedule, the Tenant must comply with the Landlord’s access and security requirements for the Building.

3.2	The Tenant must not open the Premises for business where the law prohibits this for the Tenant’s type of business or premises.

3.3	The Landlord must not require the Tenant to open the Premises for business at times the law prohibits the Landlord from doing so.

3.4	The Landlord may close or lock any doors or openings forming part of the Building during the hours specified in Item 18 of the Reference Schedule.

3.5	The Landlord may close all or any part of the Building if the Landlord thinks it is necessary for the safety of the Building or any person in the Building (for example: bomb scare, riot).

4.	Rule 4: Access and keys

4.1	The Tenant must comply with the Landlord’s reasonable requirements regarding access to the Building.

4.2	The Landlord may give the Tenant keys or access devices to the Building at the Tenant’s cost.

4.3	Any key or access device given to the Tenant must be kept in the Tenant’s possession. The Tenant must not give keys or access devices to any person. In particular, the Tenant must not:

(1)	give keys accessing staff toilets to members of the general public; or

(2)	give keys accessing the Building to any person who does not have their own key or access device.

4.4	The Tenant must not copy any key or access device.

4.5	If the Tenant misplaces a key or access device, the Tenant must promptly notify the Landlord and the Landlord may replace that device at the Tenant’s cost.

4.6	When the Tenant’s lease ends, the Tenant must return all keys and access devices to the Landlord.

5.	Rule 5: Building name

5.1	The Landlord reserves the right to name the Building, from time to time to change the name of the Building and to grant to any person the right to name the Building on such terms as the Landlord thinks fit.

5.2	The Tenant must cooperate with any marketing or promotion of the Building the Landlord carries out.

5.3	The Tenant must cooperate with the Landlord in promoting the use of any tradenames or logos connected with the Building.

5.4	The Tenant must not use the name of the Building or any logo for the Building without the Landlord’s consent.

5.5	If the Landlord consents to the Tenant using the name of the Building, when the Tenant’s lease ends, the Tenant must cease using the name of the Building and cancel any registration adopting the name of the Building.

6.	Rule 6: The Landlord’s standards for Premises

6.1	The Tenant must obtain the Landlord’s consent before the Tenant does any thing that affects the quality and standard of the Premises and its presentation. The Tenant must comply with the Tenant Fitout Design Criteria and the Landlord’s reasonable requirements and standards of design, quality, style and appearance.

6.2	The Tenant must observe the maximum load weights throughout the Building.

7.	Rule 7: Display

7.1	The Tenant must not display any stock, produce, material or signage:

(1)	that may be considered offensive or indecent to the general public; or

(2)	outside the Premises or in the Common Area.

8.	Rule 8: Signs

8.1	The Tenant must obtain the Landlord’s consent before the Tenant:

(1)	puts anything on the outside or inside of the Premises that can be seen from outside the Premises (for example: a sign, advertising board or advertisement); or

(2)	uses any picture or likeness of the Building or the Premises for an advertisement (except as the Tenant’s address or place of business).

8.2	The Landlord must consent to signs stating the Tenant’s name and business if the Landlord believes they are of a standard in keeping with the Building.

8.3	The Tenant must not have any handwritten signs, advertisements or ticketing inside or outside the Premises.

9.	Rule 9: Music in Premises, spruiking

9.1	If the Tenant plays music, makes any sound using sound equipment or uses a television, the Tenant must make sure the sound is not heard or likely to be heard outside the Premises.

9.2	However the Tenant may play ‘background recorded music’ as long as the Tenant makes sure that it does not annoy any other tenants or people using the Building.

9.3	The Tenant must not spruik or permit any other loud or like noise either inside or outside the Premises without the Landlord’s prior approval.

10.	Rule 10: No auctions

The Tenant must not conduct or permit an auction sale in the Premises.

11.	Rule 11: No electronic games or flashing lights

11.1	The Tenant must not have any electronic games, vending machines or similar equipment in the Premises except if permitted by the Tenant’s lease.

11.2	The Tenant must not operate flashing or turning lights in the Building.

12.	Rule 12: Cooling and heating of Premises

12.1	The Tenant must obtain the Landlord’s consent before the Tenant uses any services for cooling or heating the Premises other than those the Landlord supplies (for example: lighting, cooling, heating or circulating air).

13.	Rule 13: Restrictions on food

13.1	The Tenant may only prepare or cook food in areas installed for that purpose in accordance with the lease.

14.	Rule 14: Cleaning

14.1	The Tenant must immediately clean any spillage in the Premises or from the Premises onto the Common Area.

15.	Rule 15: Infectious disease

15.1	If any infectious disease occurs in the Premises that requires notification, the Tenant must give all necessary notices and other information required to any Authority and the Landlord, and thoroughly fumigate the Premises.

16.	Rule 16: Use of facilities

16.1	The Tenant must only use facilities (for example: toilets, sinks, basins, drains, plumbing and Building rubbish bins) in the Premises and the Common Area for their proper purpose.

16.2	The Tenant must not deposit any rubbish or foreign material in any of the facilities except where those facilities are intended for that purpose.

16.3	The Landlord reserves the right to direct the occupiers of any floor of the Building and their respective employees licensees and invitees to use the toilets and washrooms contained on any other floor of the Building during any period or periods when the toilets and washrooms on any floor (or a sufficient number of the same to render the remainder inadequate) are unserviceable.

17.	Rule 17: Services

17.1	The Tenant must obey the Landlord’s requirements concerning Services the Landlord supplies (for example: air conditioning, the elevators and smoke detectors). The Tenant must not do anything that might interfere with their efficient operation.

17.2	If the Tenant falsely activates any of the Services to the Premises (for example: smoke detectors or fire alarms) the Tenant is responsible for any charges that result.

18.	Rule 18: No dangerous behaviour

18.1	The Tenant must not do anything in the Premises or the Building that is likely to be dangerous to anyone.

18.2	The Tenant must promptly tell the Landlord about any accident to or problem with any Services or facilities that need repair especially if the Tenant is aware, or ought reasonably to be aware, that this may be a danger or risk to the Premises, the Building or any person in the Building.

19.	Rule 19: Use of Common Area for business

19.1	The Tenant must obtain the Landlord’s consent before the Tenant uses or allows any part of the Common Area to be used for:

(1)	any business or commercial purposes; or

(2)	display or advertising.

20.	Rule 20: Delivering goods using trolley

20.1	The Tenant must only use the delivery areas of the Common Area at the times the Landlord approves.

20.2	The Tenant must make sure that any trolley the Tenant uses for carrying goods does not mark or damage the floor of the Building and makes minimal noise. Any trolley must have rubber wheels.

21.	Rule 21: Car parking

21.1	The Tenant must on request give to the Landlord the name, make and registration number of each car owned or regularly used by:

(1)	the Tenant in connection with the Premises; or

(2)	the Tenant’s employees who work at the Premises.

21.2	The Tenant must not park nor permit anyone over whom it may have control to park any motor vehicle on any part of the Land, except in such place as may then be licensed to the Tenant for that purpose.

22.	Rule 22: Equipment

22.1	The Tenant must obtain the Landlord’s consent before the Tenant installs equipment on the Premises.

22.2	In particular, the Tenant must obtain

22.3	the Landlord’s consent before the Tenant brings any heavy or bulky equipment onto the Premises. The equipment must be reasonably necessary for carrying on the Tenant’s business in the Premises. The Landlord does not consent to any equipment that may cause any structural or other damage to the floors or other parts of the Premises or the Common Area or nuisance (including noise or vibration) to any occupier of the Building.

22.4	Before the Tenant brings any of the Tenant’s equipment onto the Premises or the Common Area the Tenant must give the Landlord at least 2 Business Days’ notice.

22.5	The Landlord may direct the routing, installation and location of the equipment. The Tenant must obey all the Landlord’s directions.

22.6	The Tenant must not install any electrical equipment in the Premises that may overload the cables, switchboards or sub-boards that supply electricity to the Premises or the Building.

23.	Rule 23: Rubbish

23.1	The Tenant must not burn any rubbish or any other material in the Premises or any part of the Building.

23.2	The Tenant must place all rubbish and other like material from the Premises in the receptacles nominated by the Landlord for rubbish of that type, and make sure the rubbish is removed regularly from the Premises.

24.	Rule 24: Smoking

24.1	The Tenant must not permit any person to smoke in the Premises.

24.2	The Tenant must not:

(1)	smoke in the Building or, to the extent prohibited by law, on the Land; or

(2)	permit the Tenant’s employees or customers to smoke in the Building or, to the extent prohibited by law, on the Land.

24.3	The Tenant must display ‘no smoking’ signs in the Premises if required by the Landlord.

25.	Rule 25: Public address system

25.1	The Landlord may provide a public address system in the Common Area.

26.	Rule 26: Lighting of Common Area

26.1	The Landlord must make sure the Common Area is lit during the Building Hours. The Landlord may also provide any lighting that the Landlord thinks is advantageous to the Building.

27.	Rule 27: Loading dock and service yard

27.1	The Tenant may only use the loading dock and service yard for moving goods or large or heavy articles (including furniture) to or from the Premises at the times and through the parts of the Building the Landlord approves.

27.2	The Tenant must comply with all requirements of the Landlord and any Authority regarding deliveries to the Building and the use of the loading dock and service yard.

28.	Rule 28: Keeping Common Area clear

28.1	The Tenant must keep the Common Area clear. In particular, the Tenant must not block or obstruct the fire or escape doors or passageways.

28.2	The Tenant must not cover or obstruct any service duct, fire prevention device or thing that allows light into or ventilation of the Building.

28.3	If the Tenant does not keep the Common Area clear, the Landlord may remove any offending item at the Tenant’s cost.

29.	Rule 29: Flammable or corrosive substances

29.1	The Tenant must not store or use inflammable, explosive or corrosive substances on the Premises, except as required in the normal course of the Tenant’s business.

30.	Rule 30: Fire or emergency drills

30.1	The Tenant must comply with the Landlord’s reasonable requirements for fire safety, including appointing persons to act as fire controllers and floor wardens.

30.2	The Tenant must observe and obey all fire or emergency drills. The Landlord aims to give the Tenant prior notice of these drills.

30.3	The Tenant must make sure that it is fully aware of all safety and emergency procedures.

31.	Rule 31: Danger or risk to Building

31.1	If the Tenant is aware of a risk or a danger (for example: a bomb threat, fire, liquid spill, leak or any other similar thing) in any part of the Premises or the Building, the Tenant must tell the Landlord immediately.

31.2	If there is, or may be, any thing that is a risk or a danger (for example: a bomb threat, riot, liquid spill, leak or any other similar thing) the Tenant must immediately obey any instructions given by the Landlord, including leaving the Premises.

31.3	The Tenant must obey the instructions of the police or the fire brigade or other emergency Authority. The Tenant must not re-enter the Premises or the Building unless the Landlord or the police or fire brigade or other appropriate Authority tell the Tenant it is safe to do so.

32.	Rule 32: After hours functions

32.1	The Tenant must not hold any after-hours activity, promotion or function in the Premises without the Landlord’s approval. The Tenant must give the Landlord at least 2 Business Days prior written notice of the after-hours activity, promotion or function which it is proposing to hold in the Premises.

33.	Rule 33: Entrance conditions

33.1	The Tenant must comply with any notice of conditions of entry placed by the Landlord in the Building (for example: notices prohibiting bringing bicycles, skateboards or roller blades into the Building).

34.	Rule 34: Misuse of Landlord’s Property

34.1	The Tenant must not use the Landlord’s Property for any purpose other than for the purpose it was built or deposit in the Landlord’s Property any rubbish or unsuitable substances.

35.	Rule 35: Windows

35.1	The Tenant must not cover or obstruct windows or skylights.

36.	Rule 36: Blinds and curtains

36.1	The Tenant must not install or permit to be installed any blinds or curtains whether venetian, holland or other on, over or adjacent to the windows in the Premises other than curtains or blinds supplied or approved by the Landlord and then only over windows designated by the Landlord.

37.	Rule 37: Carrying furniture in lifts

37.1	Before furniture or articles are carried in any of the lifts, the Tenant must ensure that the sides of the lifts are covered in such manner as the Landlord directs to prevent scratching or damage.

38.	Rule 38: Directory Boards

38.1	Any directory boards provided by the Landlord shall be under the sole control of the Landlord who may allot space on it for the names and descriptions of the tenants of the Building. The form of the Tenant’s name and description shall be approved of by the Landlord and placed on the directory board by the Landlord at the Tenant’s expense.

39.	Rule 39: Building Environmental Management

39.1	The Landlord may monitor:

(1)	the energy consumption of major base building plant items;

(2)	all waste from the base building area of the Building; and

(3)	the water consumption of major base building water consumers,

with a view to the Landlord developing and reviewing, and the Tenant co-operating and working with the Landlord to review and develop:

(4)	energy reduction targets and a process for identifying potential energy saving;

(5)	waste reduction targets and a process for identifying potential waste savings and increased recycling rates; and

(6)	water use reduction targets and a process for identifying potential water consumption saving initiatives.

39.2	To minimise the impact on the environment, Tenants must use the following in the Building:

(1)	cleaning products that have a low environmental impact;.

(2)	low-VOC paints, adhesives, sealants and carpet;

(3)	fluorescent luminaires with high frequency ballasts; and

(4)	low formaldehyde emission composite wood products.

Schedule 2 – Premises Plans

# LEVEL 15
# TENANCY 1502

GEORGE STREET
FIRE STAIRS
TOILET
LIFTS
LOBBY
TOILETS
FIRE STAIRS
TOILETS
LIFTS
LEVEL 15 NLA
TENANCY 1502
507m²
FIRE STAIRS
KING STREET

M.G.A.

GEORGE STREET
388 GEORGE ST
KING STREET

PCA METHOD OF MEASUREMENT DATED: 2008

NOTES:

- △ DENOTES LOBBY FACE OF GLASS
- ⧄ DENOTES INSIDE FACE OF GLASS
- ◐ DENOTES FACE OF GYPROCK
- ⦶ DENOTES FACE OF CONCRETE RENDERED WALL
- ⊘ DENOTES CENTRELINE OF INTER–TENANCY PARTITIONS
- ▨ DUCT NOT INCLUDED IN NLA

0 1 2 3 4 5 10

COPYRIGHT
THIS DRAWING HAS BEEN PROCESSED ELECTRONICALLY. NEITHER THE PAPER REPRESENTATION NOR THE ELECTRONIC FILE MAY BE COPIED IN PART OR WHOLE WITHOUT THE WRITTEN APPROVAL OF SURVEYING SOLUTIONS PTY LTD

*SURVEYING SOLUTIONS PTY LTD*
*As-Built Surveys, Construction Setout, Detail Surveys, Drainage, Earthworks, High-rise, Infrastructure, Monitoring, Road Setout & Topographical Surveys.*
81 Broughton Street
Kirribilli, N.S.W. 2061
*EMAIL*
survsol@optusnet.com.au
M 0412-332-533

PLAN SHOWING L15 NLA
TENANCY 1502

PROJECT: 388 GEORGE ST SYDNEY
CLIENT: INTERMAIN

| Drawn PK | Surveyor PK | Datum | Date 14.07.2022 |
|---|---|---|---|
| Reduction Ratio NTS | Size | Drawing Name 2321 L15 NLA TENANCY 1502 | Sheet |

Schedule 3 – Hydraulic Licence Area

A
B
C
D
E
F
G

1 PARTITION - LEVEL 15

ISSUED FOR CONSTRUCTION

DSB SERVICES ENGINEERS

STANTEC

QBE INSURANCE GROUP

GROUP GSA

QBE SYDNEY
388 GEORGE ST, SYDNEY

LEVEL 15 - PARTITION PLAN

190049 I-2115 01

Execution

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to section 127(1) of the Corporations Act 2001 (Cth)

Executed by Brookfield 388 Landowner Pty Ltd ACN 604 341 746

Electronic signature affixed by me, or at my direction, on: Date: 04/04/2023 Time: 9:11PM	Electronic signature affixed by me, or at my direction, on: Date: Time:
/s/ Scott Holloway	/s/ Sue Ly
Director	Director/Company Secretary

Scott Holloway	Sue Ly
Name (please print)	Name (please print)

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by its duly constituted attorneys) whose signatures appear below pursuant to the power of attorney specified below

Signed by

Chief Financial Officer

and

Group Executive
as attorneys of IOF Custodian Pty Limited ACN 090 814 645 pursuant to Power of Attorney dated 25 June 2021 registered Book 4788 No. 720 in the presence of:

/s/ Josephine Peralta	/s/ Merran Edwards
Witness	Signature of Attorney

Josephine Peralta
Name (please print)

Level 30, 420 George Street, Sydney NSW 2000
Address of Witness (please print)

/s/ Josephine Peralta	/s/ Lesley Chan
Witness	Signature of Attorney

Josephine Peralta
Name (please print)

Level 30, 420 George Street, Sydney NSW 2000
Address of Witness (please print)

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to section 127(1) of the Corporations Act 2001 (Cth)

Executed by Openmarkets Group Pty Ltd ACN 660 155 000

Electronic signature affixed by me, or at my direction, on: Date: 16/03/2023 Time: 2:19pm	Electronic signature affixed by me, or at my direction, on: Date: 16/03/2023 Time: 2:15pm

/S/ NASEEMA SPARKS	/S/ RUIHAO WEI
Director	Director

NASEEMA SPARKS	RUIHAO WEI
Name (please print)	Name (please print)

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